As filed via EDGAR with the  Securities  and Exchange  Commission  on October 2,
1996

                                                               File No.
                                                       Registration No.
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                         Pre-Effective Amendment No.                        | |

                         Post-Effective Amendment No.                       |_|

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|

                                  Amendment No.                             | |
                         -------------------------------
                            MUTUAL FUND SELECT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                            New York, New York 10178
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600

                                   Copies to:

George Martinez, Esq.      Niall L. O'Toole, Esq.     Gary S. Schpero, Esq.
BISYS Fund Services, Inc.  Chase Manhattan Bank       Simpson Thacher & Bartlett
3435 Stelzer Road          270 Park Avenue            425 Lexington Avenue
Columbus, Ohio  43219      New York, New York 10017   New York, New York 10017
--------------------------------------------------------------------------------

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, the Registrant hereby elects to register an indefinite number of shares of common stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. The amount of the registration fee required by Rule 24f-2 is $500.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                            MUTUAL FUND SELECT TRUST
                      Registration Statement on Form N-1A

                              CROSS-REFERENCE SHEET
            Pursuant to Rule 495(a) Under the Securities Act of 1933

               VISTA(SM) SELECT INTERMEDIATE TAX FREE INCOME FUND
                     VISTA(SM) SELECT TAX FREE INCOME FUND
                 VISTA(SM) SELECT NEW YORK TAX FREE INCOME FUND
                VISTA(SM) SELECT NEW JERSEY TAX FREE INCOME FUND

Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------

     1              Front Cover Page                                            *

     2(a)           Expense Summary                                             *

      (b)           Not Applicable                                              *

     3(a)           Not Applicable                                              *

      (b)           Not Applicable                                              *

      (c)           Performance Information                                     *


     4(a)(b)        Other Information                                           *
                    Concerning the Fund;
                    Fund Objective; Investment
                    Policies

      (c)           Fund Objective; Investment                                  *
                    Policies

      (d)           Not Applicable                                              *

     5(a)           Management                                                  *

      (b)           Management                                                  *

      (c)(d)        Management; Other Information Concerning the Fund           *

Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------

      (e)           Other Information Concerning                                *
                    the Fund; Back Cover Page

      (f)           Other Information Concerning                                *
                    the Fund

      (g)           Not Applicable                                              *

     5A             Not Applicable                                              *

     6(a)           Other Information Concerning                                *
                    the Fund

      (b)           Not Applicable                                              *

      (c)           Not Applicable                                              *

      (d)           Not Applicable                                              *

      (e)(f)        About Your Investment; How to Purchase and                  *
                    Redeem Shares; How Distributions Are
                    Made; Tax Information; Other Information
                    Concerning the Fund

      (f)           How Distributions are Made;                                 *
                    Tax Information

      (g)           How Distributions are Made;                                 *
                    Tax Information

      (h)           About Your Investment; How to Purchase and                  *
                    Redeem Shares; Other Information Concerning
                    the Fund

     7(a)           How to Purchase and Redeem Shares                           *

      (b)           How the Fund Values its Shares;                             *
                    How to Purchase and Redeem Shares

      (c)           Not Applicable                                              *

      (d)           How to Purchase and Redeem Shares                           *


Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------

      (e)           Management; Other Information                               *
                    Concerning the Fund

      (f)           Other Information Concerning the                            *
                    Fund

     8(a)           How to Purchase and Redeem Shares                           *

      (b)           How to Purchase and Redeem Shares                           *

      (c)           How to Purchase and Redeem Shares                           *

      (d)           How to Purchase and Redeem Shares                           *

     9              Not Applicable                                              *

Item Number
 Form N-1A,                                                           Statement of Additional
   Part B           Prospectus Caption                                Information Caption
-----------         ------------------                                -----------------------

    10                    *                                           Front Cover Page

    11                    *                                           Front Cover Page

    12                    *                                           Not Applicable

    13(a)(b)        Fund Objective; Investment                        Investment Policies
                    Policies                                          and Restrictions

    14(c)                 *                                           Management of the Trust and
                                                                      Funds

      (b)                 *                                           Not Applicable

      (c)                 *                                           Management of the Trust and
                                                                      Funds

    15(a)                 *                                           Not Applicable

      (b)                 *                                           General Information

      (c)                 *                                           General Information

    16(a)           Management                                        Management of the Trust and
                                                                      Funds

      (b)           Management                                        Management of the Trust and
                                                                      Funds

      (c)           Other Information Concerning                      Management of the Trust and
                    the Fund                                          Funds

      (d)           Management                                        Management of the Trust and
                                                                      Funds

      (e)                 *                                           Not Applicable

Item Number
 Form N-1A,                                                           Statement of Additional
   Part B           Prospectus Caption                                Information Caption
-----------         ------------------                                -----------------------

      (f)           How to Purchase and Redeem Shares;                Management of the Trust and
                    Other Information Concerning the Fund             Funds

      (g)                 *                                           Not Applicable

      (h)                 *                                           Management of the Trust and
                                                                      Funds
                                                                      Independent Accountants

      (i)                 *                                           Not Applicable

    17              Investment Policies                               Investment Policies and Restrictions

    18(a)           Other Information Concerning the Fund;            General Information
                    How to Purchase and Redeem Shares

      (b)                 *                                           Not Applicable

    19(a)           How to Purchase and Redeem Shares                 Purchases and Redemptions

      (b)           How the Fund Values its Shares; How to            Determination of Net Asset Value
                    Purchase and Redeem Shares


      (c)                 *                                           Purchases and Redemptions

    20              How Distributions are Made; Tax Information       Tax Matters

    21(a)                 *                                           Management of the Trust and Funds

      (b)                 *                                           Management of the Trust and Funds

      (c)                 *                                           Not Applicable

    22                    *                                           Performance Information

    23                    *                                           Not Applicable


Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                 Subject to Completion--Dated October 2, 1996

                                  [VISTA LOGO]

                                  PROSPECTUS

                    VISTA(TX) SELECT TAX FREE INCOME FUNDS

                    INTERMEDIATE TAX FREE INCOME FUND
            TAX FREE INCOME FUND NEW YORK TAX FREE INCOME FUND
                      NEW JERSEY TAX FREE INCOME FUND
                        INVESTMENT STRATEGY: Income

_____, 1996

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their ____, 1996 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Select Service Center at 1-800-622-4273. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK--INCLUDING POSSIBLE LOSS OF PRINCIPAL--AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                      TABLE OF CONTENTS

EXPENSE SUMMARY .........................................  3

FUND OBJECTIVES AND INVESTMENT APPROACH .................  4

COMMON INVESTMENT POLICIES ..............................  5

MANAGEMENT .............................................. 12

HOW TO PURCHASE AND REDEEM SHARES ....................... 13

HOW THE FUNDS VALUE THEIR SHARES ........................ 14

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION ............. 14

OTHER INFORMATION CONCERNING THE FUNDS .................. 16

PERFORMANCE INFORMATION ................................. 20

                                EXPENSE SUMMARY
                                ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Funds based on estimated expenses for the current fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.
--------------------------------------------------------------------------------

                                               Vista Select                      Vista Select     Vista Select
                                               Intermediate     Vista Select       New York         New Jersey
                                                 Tax Free         Tax Free         Tax Free          Tax Free
                                                Income Fund      Income Fund      Income Fund       Income Fund
                                                -----------      -----------      -----------      -------------
ANNUAL FUND
  OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee                            0.30%            0.30%            0.30%            0.30%
12b-1 Fee                                          None             None             None             None
Shareholder Servicing Fee                          None             None             None             None
Other Expenses (after reimbursements)*             0.19%            0.19%            0.20%            0.19%
Total Fund Operating Expenses
  (after reimbursements)*                          0.49%            0.49%            0.50%            0.49%

EXAMPLE:
Your investment of $1,000 would
incur the following expenses
assuming 5% annual return:
1 Year                                              $ 5              $ 5              $ 5             $ 5
3 Years                                             $16              $16              $16             $16

* Reflects the agreement by Chase voluntarily to reimburse certain expenses for a period of at least one year after the date of this Prospectus. Absent such reimbursements, Total Fund Operating Expenses for Vista Select Intermediate Tax Free Income Fund, Vista Select Tax Free Income Fund, Vista Select New York Tax Free Income Fund and Vista Select New Jersey Tax Free Income Fund would be 0.54%, 0.53%, 0.58% and 0.75%, respectively.

The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that the Funds incur. The example should not be considered a representation of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Funds.

FUND OBJECTIVES AND
INVESTMENT APPROACH
-------------------

VISTA SELECT INTERMEDIATE
TAX FREE INCOME FUND

The Fund's objective is to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment.

The Fund invests primarily in Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

The average maturity of the Fund's portfolio will not exceed ten years.

VISTA SELECT TAX FREE
INCOME FUND

The Fund's objective is to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment, by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations.

As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute an AMT Item. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security.

VISTA SELECT NEW YORK
TAX FREE INCOME FUND

The Fund's objective is to provide monthly dividends which are excluded from gross income for federal tax purposes and exempt from New York State and New York City personal income taxes, as well as to protect the value of its shareholders' investment.

The Fund invests primarily in New York Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in New York Municipal Obligations the interest on which, in the opinion of bond counsel,does not constitute an AMT Item. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax and New York State and New York City personal income taxes. For temporary defensive purposes, the Fund may exceed this limitation.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security.

VISTA SELECT NEW JERSEY
TAX FREE INCOME FUND

The Fund's objective is to provide monthly dividends which are excluded from gross income for federal tax purposes and exempt from New Jersey personal income tax. As used in this Prospectus, the term "New Jersey personal income tax" refers to the New Jersey Gross Income Tax.

Under normal market conditions, the Fund will invest at least 80% of its assets in New Jersey Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, does not constitute an AMT Item. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax and New Jersey personal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security.

COMMON INVESTMENT
POLICIES
--------

Each Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. Each Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), or BBB or SP-2 by Standard & Poor's Corporation ("S&P"), or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

Each Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

Each Fund is classified as a "non-diversified" fund under federal securities law. Each of such Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

For temporary defensive purposes, each Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as such Fund. It is anticipated that certain Funds will adopt this approach during 1997. See "Unique Characteristics of Master/Feeder Fund Structure."

No Fund is intended to be a complete investment program, and there is no assurance that any Fund will achieve its investment objective.

MUNICIPAL OBLIGATIONS

"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. "New Jersey Municipal Obligations" are Municipal Obligations of the State of New Jersey and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New Jersey personal income tax. Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, each Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of non-governmental issuers such as hospitals or airports, provided, however, that a Fund may not invest more than 25% of the value if its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. Each Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

OTHER INVESTMENT PRACTICES

Each Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. Such instruments may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. Each Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow for leveraging purposes. Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time, to avoid selling securities during unfavorable market conditions in order to meet redemptions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STAND-BY COMMITMENTS. Each Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. Acquisition of puts will have the effect of increasing the cost of the securities subject to the put and thereby reducing the yields otherwise available from such securities.

STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund may invest up to 20% of its total assets in separately traded principal and interest components of securities backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Each Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which a Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Fund would purchase such instruments based on opinions of bond counsel.

INVERSE FLOATERS AND INTEREST RATE CAPS. Each Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and their price may be considerably more volatile than a fixed-rate security. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal securities which do not include such a structure.

OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

DERIVATIVES AND RELATED INSTRUMENTS. Each Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase the Fund's income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. Each Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's advisers to forecast these factors correctly. Inaccurate forecasts could expose a Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Funds are not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of a Fund's portfolio transactions will vary from year to year. Each Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including dealer mark-ups, and would make it more difficult for a Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information" and "Other Information Concerning the Fund Certain Regulatory Matters."

LIMITING INVESTMENT RISKS

Specific investment restrictions help the Funds limit investment risks for their shareholders. These restrictions prohibit each Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies (including their investment objectives) are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval. However, in the event of a change in one of such Funds' investment objective, shareholders must be given at least 30 days' prior written notice.

RISK FACTORS

No Fund constitutes a balanced or complete investment program, and the net asset value of the shares of each Fund can be expected to fluctuate based on the value of the securities in such Fund's portfolio.

Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with each Fund's additional investment activities, see "Common Investment Policies-Other Investment Practices" and "-Municipal Obligations."

Because each Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Funds are susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers, including New York and New Jersey issuers, have a recent history of significant financial and fiscal difficulties. If an issuer in which a Fund invests is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information regarding New York and New Jersey municipal issuers.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by a Fund.

Each Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because each Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which such Fund invests. In addition, more than 25% of each Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments. The New York Tax Free Income Fund and the New Jersey Tax Free Income Fund will be particularly susceptible to such economic, political and regulatory developments since the issuers in which such funds will generally be located in the States of New York and New Jersey, respectively.

For a discussion of certain other risks associated with the Funds' additional investment activities, see "Common Investment Policies - Other Investment Practices" above.

MANAGEMENT
----------

THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement and has overall responsibility for investment decisions of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the average daily net assets of each Fund. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the average daily net assets of each Fund. CAM was recently formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

PORTFOLIO MANAGERS. Pamela Hunter, Vice President and Head of Tax Exempt Investments of Chase, is responsible for the day-to-day management of the Tax Free Income Fund and New York Tax Free Income Fund. Ms. Hunter manages the investment team providing tax exempt strategy, portfolio management and product development, and has been employed at Chase (including its predecessors) since 1980.

Ms. Hunter and Robert Elder, Vice President and Senior Portfolio Manager of Chase, are responsible for the day-to-day management of the New Jersey Tax Free Income Fund. Mr. Elder has been employed with Chase and its predecessors since 1981, where he has held positions in institutional municipal bond sales, trading and fund management.

Ms. Hunter and Carolyn J. Gill, Vice President and Senior Portfolio Manager of Chase, are responsible for the day-to-day management for the Intermediate Tax Free Income Fund. Ms. Gill has been employed with Chase and its predecessors since 1986 where she has been responsible for managing fund, institutional and individual assets.

HOW TO PURCHASE AND
REDEEM SHARES
-------------------

HOW TO PURCHASE SHARES

Shares of the Funds may be purchased through Chase and other selected financial institutions that have entered into an agreement with the Funds (such institutions are referred to herein as "Financial Institutions") on each business day during which Chase and the New York Stock Exchange are open ("Fund Business Day"). Qualified investors are defined as institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts. The Funds reserve the right to reject any purchase order or cease offering shares for purchase at any time.

Shares are sold at their public offering price, which is their next determined net asset value. Orders received by the account administrator at your Financial Institution in proper form prior to the New York Stock Exchange closing time (or such earlier cut-off time as may be established by your Financial Institution) are confirmed at that day's net asset value, provided the order is received by the relevant Fund prior to its close of business. Financial Institutions are responsible for forwarding orders for the purchase of shares on a timely basis. Shares will be maintained in book entry form and share certificates will not be issued. Management reserves the right to refuse to sell shares of any Fund to any institution.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

MINIMUM INVESTMENTS

Financial Institutions are required to maintain at least $5,000,000 in an omnibus account with one or more of the Vista Select Funds.

HOW TO REDEEM SHARES

You may redeem all or any portion of the shares in your account at any time at the net asset value next determined after a redemption request in proper form is furnished by you to the account administrator at your Financial Institution and transmitted to and received by the relevant Fund.

In making redemption requests, the names of the registered shareholders on your account and your account number must be supplied. The price you will receive is the next net asset value calculated after the relevant Fund receives your request in proper form. In order to receive that day's net asset value, the Fund must receive your request before the close of regular trading on the New York Stock Exchange. Your Financial Institution will be responsible for furnishing all necessary documentation to the Funds, and may charge you for its services.

A Fund generally sends your Financial Institution payment for your shares in federal funds on the business day after your request is received in proper form. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

If a Financial Institution is authorized to act upon redemption and transfer instructions received by telephone from an investor and the Financial Institution fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Funds nor the investor's Financial Institution nor any of their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult your account administrator.

HOW THE FUNDS
VALUE THEIR SHARES
------------------

The net asset value of each Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each Fund Business Day, by dividing the net assets of a Fund by the total number of outstanding shares of that Fund. Values of assets held by the Funds are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The Funds declare dividends daily and distribute any net investment income other than short term capital gains at least monthly and any net realized short term and long term capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

You can choose from three distribution options if made available by your Financial Institution: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or (3) receive all distributions in cash. You can change your distribution option by notifying your account administrator in writing. If your Financial Institution does not offer distribution reinvestment or if you do not select an option when you open your account, all distributions will be made in cash.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund intends to distribute substantially all of its income and gain on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, such Fund will be subject to tax on all of its income and gains.

Distributions by the Funds of their tax-exempt interest income will not be subject to federal income tax. With respect to the Intermediate Tax Free Income Fund and Tax Free Income Fund, such distributions will generally be subject to state and local income taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which the shareholder resides. To the extent paid out of interest on New York Municipal Obligations, such distributions of the New York Tax Free Income Fund will also be exempt from New York State and New York City personal income taxes for a New York individual resident shareholder. To the extent paid out of interest on New Jersey Municipal Obligations, such distributions of the New Jersey Tax Free Income Fund will also be exempt from New Jersey personal income tax for a New Jersey individual resident shareholder as long as the Fund is a qualified investment fund. A "qualified investment fund" is any investment company or trust, or any series of an investment company or trust, registered with the Securities and Exchange Commission which, for the calendar year in which a distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash, cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments (excluding cash, cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest- bearing obligations, obligations issued at a discount or bond indexes related thereto) in New Jersey Municipal Obligations. Qualified investment trusts are also subject to certain filing requirements.

All other Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be treated in the same manner for federal income tax purposes as described above whether received in cash or in shares through the reinvestment of distributions.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next capital gains distribution date. Those investors purchasing shares just prior to a distribution will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.

Early in each calendar year the Funds will notify your Financial Institution of the amount and tax status of distributions paid for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUNDS
--------------------

Your Financial Institution may offer additional services to its customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Financial Institution may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Institutions may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees.

ADMINISTRATOR

Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets.

SUB-ADMINISTRATOR
AND DISTRIBUTOR

Vista Fund Distributors, Inc. ("VFD") acts as the Funds' sub-administrator and distributor. VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. For the sub-administrative services it performs, VFD is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

CUSTODIAN

Chase acts as custodian for the Funds and receives compensation under an agreement with the Trust. Chase may sub-contract for the provision of certain services to be provided under the custody agreement. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. In addition, each Fund may allocate transfer agency and certain other expenses by class if additional classes of such Fund are established in the future. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES

The Funds are portfolios of Mutual Fund Select Trust, an open-end management investment company organized as a Massachusetts business trust in 1996 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted.

Each Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-622-4273 to obtain additional information about other classes of shares of the Funds that may be offered in the future. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another. Shares of each class of a Fund would generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

UNIQUE CHARACTERISTICS OF
MASTER/FEEDER FUND STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as a Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.

Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did such Fund's shareholders. Shares of a Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a

Portfolio's objective, policies or restrictions might require the Trust to withdraw the relevant Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). A Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the relevant Fund.

State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. A Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believed to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

If a Fund invests all of its investable assets in a Portfolio, investors in such Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273.

CERTAIN REGULATORY MATTERS

Banking laws, including the Glass- Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in this Prospectus without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

PERFORMANCE
INFORMATION
-----------

Each Fund's investment performance may from time to time be included in advertisements about the Fund. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund invested at the public offering price. Total return may also be presented for other periods.

All performance data is based on each Fund's past investment results and does not predict future performance. The performance data for each Fund prior to January 1, 1997 includes the historical performance of a predecessor common trust fund, adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for that Fund. These predecessor common trust funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and thus were not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust funds had been registered under the 1940 Act, their performance might have been adversely affected. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies.

These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

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


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

TRANSFER AGENT AND DIVIDEND PAYING AGENT

DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[VISTA LOGO]

101 Park Avenue
New York, 10178

INLC-1-796CX

                 Subject to Completion--Dated October 2, 1996

                                                                  STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                               __________, 1996

               VISTA[SM] SELECT INTERMEDIATE TAX FREE INCOME FUND
                      VISTA[SM] SELECT TAX FREE INCOME FUND
                 VISTA[SM] SELECT NEW YORK TAX FREE INCOME FUND
                VISTA[SM] SELECT NEW JERSEY TAX FREE INCOME FUND

                  101 Park Avenue, New York, New York 10178

   This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Vista Select Intermediate Tax Free Income Fund, Vista Select Tax Free Income Fund, Vista Select New York Tax Free Income Fund and Vista Select New Jersey Tax Free Income Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about the Funds, simply call or write the Vista Select Service Center at:

1-800-622-4273
Vista Select Service Center
P.O. Box 419392
Kansas City, MO 64141
                                                                       MFT-SAI

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


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The Funds                                                                                        3
Investment Policies and Restrictions                                                             3
Performance Information                                                                         16
Determination of Net Asset Value                                                                19
Purchases and Redemptions                                                                       19
Tax Matters                                                                                     20
Management of the Trust and Funds                                                               26
Independent Accountants                                                                         32
General Information                                                                             32
Appendix A--Description of Certain Obligations Issued or Guaranteed by U.S. Government
  Agencies or Instrumentalities                                                                A-1
Appendix B--Description of Ratings                                                             B-1
Appendix C--Special Investment Considerations Relating to New York Municipal Obligations       C-1
Appendix D--Special Investment Considerations Relating to New Jersey Municipal Obligations     D-1

                                      2
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                                   THE FUNDS

   Mutual Fund Select Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust presently consists of 4 separate series (the "Funds"). All of the Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

   The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub- advisers.

                     INVESTMENT POLICIES AND RESTRICTIONS

                             Investment Policies

   The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B. For a general discussion of special investment considerations relating to investing in (i) New York and (ii) New Jersey Municipal Obligations, see Appendices C and D, respectively.

   The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality--that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Managers also use a computer model to simulate possible fluctuations in prices and yields if interest rates change. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

   U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the

                                      3
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right of the issuer to borrow from the U.S. Treasury, such as obligations of
Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

   In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

   Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

   Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

   Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

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   Repurchase Agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 102% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

   Reverse Repurchase Agreements. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by such Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

   Forward Commitments. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

   Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation.

   To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

   Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

   One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.

   Stand-by Commitments. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

   The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

   Floating and Variable Rate Securities; Participation
Certificates. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a peri-odic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

   The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

   The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

   A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

   The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

   Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

   The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

   Zero Coupon and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

   Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities.
The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal
Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

   Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

      Additional Policies Regarding Derivative and Related Transactions

   Introduction. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

   Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways:
First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

   Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

   The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds-- the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

   Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

   Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

   Specific Uses and Strategies. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

   Options on Securities and Securities Indexes. The Funds may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments.

   Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

   One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

   In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

   If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

   Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

   The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

   Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

   When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

   Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

   Forward Contracts. A Fund may also use forward contracts to hedge against changes in interest- rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

   Interest Rate Transactions. The Funds may employ interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward exchange contracts, and interest rate swaps.

   A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to and interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swap position.

   A Fund may enter into interest rate swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

   Structured Products. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

   The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such under-lying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

   Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

   Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

   Additional Restrictions on the Use of Futures and Option Contracts. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

   When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

   The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

   In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                           Investment Restrictions

   The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

   Each Fund may not:

          (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

          (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in options and futures shall not be subject to this restriction;

          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

          (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

   In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For pur-
 poses of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

   In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

          (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

          (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

          (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

          (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

          (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent
   (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

   It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Trust has been advised that the staff of the Securities and Exchange Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the 1940 Act.

   For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

   In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive that the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

   In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, each Fund will not invest for the purpose of exercising control or management.

   If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

               Portfolio Transactions and Brokerage Allocation

   Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the advisers in a similar capacity. Money market instruments are generally purchased in principal transactions.

   The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

   For the fiscal year ending August 31, 1997, the annual rate of portfolio turnover for each Fund is expected not to exceed 200%.

   Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub- advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

   Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub- adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

   Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of

Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staff.

   In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and
(ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub-adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

                           PERFORMANCE INFORMATION

   From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

   A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

   Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month- to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month- to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

   In connection with the conversion of various common trust funds maintained by Chase into the Vista Select funds (the "CTF Conversion"), the Intermediate Tax Free Income Fund was established to receive the assets of The Intermediate-Term Tax-Exempt Bond Fund of Chemical Bank, the New Jersey Tax Free Income Fund was established to receive the assets of The New Jersey Municipal Bond Fund of Chemical Bank, the New York Tax Free Income Fund was established to receive the assets of the New York Tax-Exempt Income Fund of The Chase Manhattan Bank and the Tax Free Income Fund was established to receive the assets of The Tax-Exempt Bond Fund of Chemical Bank and the Tax-Exempt Income Fund of The Chase Manhattan Bank.

   Performance results presented for the Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Tax Free Income Fund and Tax Free Income Fund will be based upon the performance of The Intermediate-Term Tax-Exempt Bond Fund of Chemical Bank, The New Jersey Municipal Bond Fund of Chemical Bank, the New York Tax-Exempt Income Fund of The Chase Manhattan Bank and The Tax-Exempt Bond Fund of Chemical Bank, respectively, for periods prior to the consummation of the CTF Conversion.

   Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

   Advertisements for the Vista funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                             Total Rate of Return

   A Fund's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from theresult.

   The average annual total rate of return figures for the following Funds, reflecting the initial investment and reinvested dividends (but excluding the effects of any applicable sales charges) for the one, five and ten year periods ended August 31, 1996, and for the period from commencement of
business operations of each such Fund to       , 1996, were as follows:

                                               One         Five          Ten            Since             Date of
Fund                                          Year         Years        Years         Inception          Inception
----                                       ---------    ----------    ----------    --------------   ----------------
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Tax Free Income Fund
Tax Free Income Fund

-------------
Performance presented in the table above and in each table that follows the Funds is based upon the performance of their respective predecessor funds (which had fiscal years ending on , 1996) for periods prior to the consummation of the CTF Reorganization. Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for that Fund as disclosed in the Prospectus.

   The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                               Yield Quotations

   Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

   Any taxable equivalent yield quotation of shares of a Fund shall be calculated as follows. If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation (as determined in accordance with the appropriate calculation described above) divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

                                            Thirty-Day           Tax Equivalent
                                              Yield            Thirty-Day Yield*
                                         ----------------   -----------------------
                                          as of --/--/96         as of --/--/96
Intermediate Tax Free Income Fund                %                        %
New Jersey Tax Free Income Fund                  %                        %
New York Tax Free Income Fund                    %                        %
Tax Free Income Fund                             %                        %

-------------
  Performance presented in the table for the Funds is based upon the performance of their respective predecessor funds (which had fiscal years ending on __________, 1996). Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical expenses and performance of the shares of its predecessor fund, adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for that Fund as disclosed in its prospectus.
* The tax equivalent yields assume a federal income tax rate of 39.6% for the Intermediate Tax Free Income Fund and Tax Free Income Fund, a combined New York State, New York City and federal income tax rate of 46.80% for the New York Tax Free Income Fund and a combined New Jersey State and federal
  income tax rate of     % for the and New Jersey Tax Free Income Fund.

                     Non-Standardized Performance Results

   The table below reflects the net change in the value of an assumed initial investment of $10,000 in the Funds for the period from the commencement date of business of the predecessor common trust fund for each such Fund (i.e.,
               , 19  for the Intermediate Tax Free Income Fund,
              , 19  for the New Jersey Tax Free Income Fund,              ,
19  for the New York Tax Free Income Fund and                 , 19  for the
Tax Free Income Fund) through October 31, 1996. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                           Value of           Value of         Value of
            Period Ended               Initial $10,000      Capital Gains     Reinvested     Total
               , 1996                     Investment        Distribution       Dividends     Value
            ------------                ---------------    ----------------    ----------   --------
Intermediate Tax Free Income Fund              $                  $                $            $
New Jersey Tax Free Income Fund
The New York Tax Free Income Fund
Tax Free Income Fund

                       DETERMINATION OF NET ASSET VALUE

   As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other than Good Friday), Chase is closed for business on the following holidays: Martin Luther King Day, Columbus Day and Veteran's Day.

   Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short- term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

   Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemp-tion price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                            PURCHASES AND REDEMPTIONS

   The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a financial institution's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent.

   Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                                 TAX MATTERS

   The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

               Qualification as a Regulated Investment Company

   Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without a deduction for dividends paid), and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Under the current view of the Internal Revenue Service, if a Fund invests all of its assets in another open-end management investment company which is classified as a partnership for federal income tax purposes, such Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether such Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

   In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income

Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

   In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

   Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by such Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to such Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Fund's shareholders.

   In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if: (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the- money qualified covered call option with respect thereto. However, for purposes of the Short- Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

   Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

   Transactions that may be engaged in by certain of the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long- term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service (the "IRS") has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

   Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

   In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

   If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  Excise Tax on Regulated Investment Companies

   A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

   For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

   Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                              Fund Distributions

   Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of a Fund.

   A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

   Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

   Each Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt- interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

   AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt- interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

   Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

   Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

   Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

   Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

   A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any share-holder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                         Sale or Redemption of Shares

   A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

   Although the Funds generally retains the right to pay the redemption price of shares in kind with securities (instead of cash) the Trust has filed an election under Rule 18f-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in the rule (approximately $250,000).

                             Foreign Shareholders

   Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

   If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

   If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

   In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

   The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advis-ers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

            Effect of Future Legislation; Local Tax Considerations

   The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

   Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

                            Trustees and Officers

   The Trustees and of the Trust officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

   Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 63. Address: 202 June Road, Stamford, CT 06903.

   Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 61. Address: 4 Barnfield Road, Pittsford, NY 14534.

   William J. Armstrong--Trustee. Vice President and Treasurer,
Ingersoll-Rand Company (Woodcliff Lake, New Jersey). Age: 54. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

   John R.H. Blum--Trustee. Attorney in private practice; formerly a Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 66. Address: 322 Main Street, Lakeville,CT 06039.

   Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 64. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

   *H. Richard Vartabedian--Trustee and President of the Trust. Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 60. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

   Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 63. Address: 108 Valley Road, Cos Cob, CT 06807.

   Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 64. Address: 80 Perkins Road, Greenwich, CT 06830.

   *W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; Formerly Director and Chairman of The Hanover Funds, Inc.; Formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 68. Address: RR 1 Box 102, Weston, VT 05181.

   Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; Formerly Director of The Hanover Funds, Inc. Age: 63. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

   W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; Formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 68.
Address: 624 East 45th Street, Savannah, GA 31405.

   Martin R. Dean--Treasurer and Assistant Secretary. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age:32. Address: 3435 Stelzer Road, Columbus, OH 43219.

   Ann E. Bergin--Secretary. First Vice President, BISYS Fund Services, Inc.; formerly, Senior Vice President, Administration, Concord Financial Group (1991-1995); Assistant Vice President, Dreyfus Service Corporation (1982-1991). Age: 35. Address: 125 West 55th Street, New York, NY 10019.

-------------
*Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.

   The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins, Reid and Vartabedian. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

   The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman) and Reid, as well as Leonard M. Spalding, President of Vista Capital Management. The function of the Investment Committee is to review the investment management process of the Trust.

           Remuneration of Trustees and Certain Executive Officers:

   Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Members of committees receive a meeting fee only if the committee meeting is held on a day other than a day on which a regularly scheduled meeting is held. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the adviser.

              Vista Funds Retirement Plan for Eligible Trustees

   The Trustees have instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds advised by the advisers, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser or sub-adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

   Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of September 30, 1996, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, Thode, Neff, Eppley and MacCallan were 11, 11, 8, 11, 5, 3, 3, 3, 6, 7 and 6, respectively.

                  Highest Annual Compensation Paid by All Vista Funds
                  ---------------------------------------------------
                  $40,000       $45,000      $50,000        $55,000
   Years of
   Service             Estimated Annual Benefits Upon Retirement
-------------     ---------------------------------------------------
      10          $40,000       $45,000      $50,000        $55,000
       9           36,000        40,500       45,000         49,500
       8           32,000        36,000       40,000         44,000
       7           28,000        31,500       35,000         38,500
       6           24,000        27,000       30,000         33,000
       5           20,000        22,500       25,000         27,500

   The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Vista funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

   Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 1996 calendar year and as of September 30, 1996 they had contributed $15,200, $39,500, and $59,250, respectively.

   The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

   As of October 1, 1996, the Trustees and officers as a group owned no outstanding shares of any Fund.

                           Adviser and Sub-Advisers

   Chase acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such con-tinuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

   Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

   Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

   In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

   Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

   Chase, on behalf of the Funds, has entered into an investment sub-advisory agreement with Chase Asset Management, Inc. ("CAM"). With respect to the day-to-day management of the Funds, under the sub- advisory agreement, the sub-adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-adviser. This arrangement will not result in the payment of additional fees by the Funds.

   Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among the Chase accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

   CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.

   In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month- to-month basis. For its services under its sub-advisory agreement, CAM will be entitled to receive with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevent Prospectuses.

                                Administrator

   Pursuant to an Administration Agreement (the "Administration Agreement"), Chase serves as administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

   Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

   In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal years; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

   In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

                Distribution and Sub-Administration Agreement

   The Trust has entered into a Distribution and Sub-Administration Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

   The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

   In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

   In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily agree to from time to time waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

                         Transfer Agent and Custodian

   The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

   Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                           INDEPENDENT ACCOUNTANTS

   Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                             GENERAL INFORMATION

             Description of Shares, Voting Rights and Liabilities

   Mutual Fund Select Trust is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. Because each of the Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of each Fund may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

   The Trust currently consists of 4 series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

   Each Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

   Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

   The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more

Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non- assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

   The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

   The Board of Trustees has adopted a Code of Ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:

   (bullet) Prohibitions on investment personnel acquiring securities in initial offerings;

   (bullet) A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer making the private placement;

   (bullet) A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of the list;

   (bullet) A prohibition on access persons acquiring securities that are pending execution by one of the Funds until 7 days after the transactions of the Funds are completed;

   (bullet) A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be permitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation;

   (bullet) A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days;

   (bullet) A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer;

   (bullet) A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;

   (bullet) A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than $10,000 of securities transactions in a calendar quarter all securities of such person require pre-clearance (this de minimus exception differs slightly from ICI recommendations);

   (bullet) A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and

   (bullet) A requirement that all access persons sign a Code of Ethics acknowledgement, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.

                              Principal Holders

   As of October 1, 1996, no person owned of record, directly or indirectly, 5% or more of the outstanding shares of any Funds.

                                   APPENDIX A
                      DESCRIPTION OF CERTAIN OBLIGATIONS
    ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

   Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

   Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

   FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

   FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.

   FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

   GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

   FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

   GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

   New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

   Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

   Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

   SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

   Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

   FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

   Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

   Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

   D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

   Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

   In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

   Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                           DESCRIPTION OF RATINGS*

   The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                            Description of Moody's
                     four highest municipal bond ratings:

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Description of Moody's two highest ratings
                        of state and municipal notes:

   Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used are as follows:

   MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

-------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Standard & Poor's four highest municipal bond ratings:

-------------
AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

-------------
AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

-------------
A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

-------------
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

-------------
Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       Description of Standard & Poor's
           ratings of municipal notes and tax-exempt demand bonds:

   A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

   --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

   Note rating symbols are as follows:

   SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

   SP-2--Satisfactory capacity to pay principal and interest.

   SP-3--Speculative capacity to pay principal and interest.

   Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

   The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                       Description of Standard & Poor's
                    two highest commercial paper ratings:

   A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

   B-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                            Description of Moody's
                    two highest commercial paper ratings:

   Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

              Description of Fitch's ratings of municipal notes
                         and tax-exempt demand bonds

                            Municipal Bond Ratings

   The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

   AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

   A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in eco-nomic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                              Short-Term Ratings

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

   F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                  APPENDIX C

                SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                        NEW YORK MUNICIPAL OBLIGATIONS

   Some of the significant financial considerations relating to the investments of the Vista New York Tax Free Money Market Fund and the Vista New York Tax Free Income Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                                NEW YORK STATE

   New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

   In April 1993, legislation was also enacted providing for significant constitutional changes to the long- term financing practices of the State and the Authorities.

   In June 1994, the Legislature passed a proposed constitutional amendment that would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would permit multiple purpose general obligation bond proposals to be proposed on the same ballot, require that State debt be incurred only for capital projects included in a multi-year capital financing plan and prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

   Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, Governor Cuomo and the State Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap (4.4 percent of personal income).

   Although the State Senate and Assembly passed the amendment, the voters defeated it in November 1995.

   The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

   The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State-guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996.

   Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

   The State employs additional long-term financing mechanisms, lease-purchase and contractual- obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the States makes certain local aid payments. The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interest in acquiring operational equipment, or in certain cases, real property.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   The State also employs moral obligations financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority.

   The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

   LGAC is authorized to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year, to redeem notes sold in June 1995.

   Borrowings by other public authorities pursuant to lease-purchase and contractual- obligation financings for capital programs of the State are projected to total $2.7 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1994-95 capital projects. Included therein are borrowings by (i) the Dormitory Authority of the State of New York ("DA") for State University of New York ("SUNY"), The City University of New York ("CUNY"), and health facilities, (ii) the New

York State Medical Care Facilities Finance Agency ("MCFFA") for mental health facilities; (iii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iv) UDC for prison and youth facilities and economic development programs; (v) the Housing Finance Agency ("HFA") for housing programs; and (vi) other borrowings by the Environmental Facilities Corporation ("EFC") and the Energy Research and Development Authority ("ERDA").

   In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC"), created to provide financing assistance to New York City (the "City"), is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the Benefit of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.

   State Financial Operations. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   Although the State ranks 22nd in the nation for its State tax burden, the State has the second highest combined state and local tax burden in the United States. In 1991, total State and local taxes in New York were $3,349 per capita, compared with $1,475 per capita in 1980. Between 1980 and 1991, State and local taxes per capita increased at approximately the same rate in the State as in the nation as a whole with per capita taxes in the State increasing by 127% while such taxes increased 111% in the nation. The State Division of the Budget ("DOB") believes, however, that it is more informative to describe the state and local tax burden in terms of its relationship to personal income. In 1992, total State and local taxes in New York were $154.70 per $1,000 of personal income, compared with $152.70 in 1980. Between 1980 and 1992, State and local taxes per $1,000 of personal income increased at a slower rate in the State than in the nation as a whole with such taxes in the State increasing by 1.3 percent while such taxes increased 4 percent in the nation. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within the State. The State and its localities have used these taxes to develop and maintain their respective transportation networks, public schools and colleges, public health systems, other social services, and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

   The national economy began expanding in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. DOB forecasted that national economic growth would weaken, but not turn negative, during the course of 1995 before beginning to rebound. This dynamic is often described as a "soft landing."

   The national economy achieved the desired "soft landing" in 1995, as growth slowed from 6.2 percent in 1994 to a rate sufficiently slow to inhibit the buildup of inflationary pressures. This was achieved without any material pause in the economic expansion, although recession worries flared in the late spring and early summer. Growth in the national economy is expected to moderate during 1996. Real GDP grew only 0.9 percent in the fourth quarter of 1995, and there were declines in the leading economic indicators in four of the past five months. It is anticipated that slow economic growth will continue through the first half of 1996 and inflationary pressures will be modest in 1996. Economic growth will gradually accelerate in the second half of 1996 as the lower level of interest rates over the last year is expected to stimulate economic activity. Economic growth, as measured by the nation's nominal GDP, is projected to expand by 4.3 percent in 1996 versus 4.6 in 1995. In 1992 dollars, real GDP is expected to grow 1.8 percent as compared with the 2.1 percent growth in 1995. By either measure, economic growth is projected to be noticeably slower for 1996 than 1995.

   To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, the State has created 40 "economic development zones" in economically distressed regions of the States. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones. There can be no assurance that these programs will be successful.

   From 1994 to 1995 the annual growth rates of most economic indicators for the State improved. The pace of private sector employment expansion and personal income and wage growth all accelerated. Government employment fell as workforce reductions were implemented at federal, State and local levels. Similar to the nation, some moderation of growth is expected in the year ahead. Private sector employment is expected to continue to rise, although somewhat more slowly than in 1995, while public employment should continue to fall, reflecting government budget cutbacks. Anticipated continued restraint in wage settlements, a lower rate of employment growth and falling interest rates are expected to slow personal income growth significantly.

   The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year.

   The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year (the "1995-96 State Financial Plan") was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated quarterly pursuant to law in July, October and January.

   The 1995-96 budget is the first to be enacted in the administration of Governor George Pataki, who assumed office on January 1, 1995. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

   In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the 1995- 96 State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The

Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

   The 1995-96 State Financial Plan contemplates closing this gap based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

   The following discussion summarizes updates to the 1995-96 State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

   The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected by the State to account for approximately 49 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

   The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts are projected to be $33.110 billion, an increase of $48 million over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $33.055 billion, an increase of $344 million over the total amount disbursed and transferred in the prior fiscal year.

   In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.

   Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 40 percent of total government funds receipts and disbursements in the 1995-96 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

   Projected receipts in this fund type total $25.547 billion, an increase of $1.316 billion over the prior year. Projected disbursements in this fund type total $26.002 billion, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the "MTA") funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

   Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1995-96 fiscal year, activity in these funds is expected to comprise 7 percent of total governmental receipts and disbursements.

   Disbursements from this fund type are projected to increase by $541 million over prior- year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust Fund is projected to comprise 23 percent of the activity in this fund type $936 million in 1995-96 and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $80 million over 1994-95 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (38 percent), general obligation bond proceeds (9 percent), and current revenues (28 percent). Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

   Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual- obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1995-96 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

   The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1995-96 fiscal year, total disbursements in this fund type are projected at $2.506 billion, an increase of $303 million or 13.8 percent. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments.

   The State contemplates financing the remaining payments by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer$1.761 billionis made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.

   The State issued the first of the three required quarterly updates to the 1995-96 cash-basis State Financial Plan on July 28, 1995 (the "First Quarter Update"). The First Quarter Update projected continued balance in the State's 1995-96 Financial Plan, and incorporated few revisions to the initial State Financial Plan of June 20, 1995. The economic forecast was unchanged. A number of small, offsetting changes were made to the annual receipts and disbursements estimates. The First Quarter Update also incorporated the restatement of three transactions within the budget so that these transactions conformed with accounting treatments utilized by the Office of the State Comptroller. These restatements had the net effect of reducing both General Fund receipts and disbursements by $251 million; therefore, they had no impact on the closing balance of the General Fund.

   The State issued its second quarterly update to the cash-basis 1995-96 State Financial Plan (the "Mid- Year Update") on October 26, 1995. The Mid-Year Update projected continued balance in the State's 1995-96 Financial Plan, with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The resulting General Fund balance decreased from $213 million in the First Quarter Update to $172 million in the Mid-Year Update, reflecting the expected use of $41 million from the Contingency Reserve Fund for payments of litigation and disallowance expenses. The Mid-Year Update also incorporated changes resulting from implementation of the Governor's Management Review Plan which was released on October 12, 1995. The Management Review Plan is expected to produce savings of $148 million in State fiscal year 1995-96, primarily through Medicaid Utilization controls, consolidation of State agency staffing and office space, controls on staffing, overtime and contractual expenses, and increased productivity. Of the $148 million in savings attributable to the Management Review Plan, $146 million was reflected in low spending from the General Fund and $2 million was reflected in increased General Fund receipts.

   The State revised the cash-basis 1995-96 Financial Plan on December 15, 1995 (the "December 15 Update"), in conjunction with the release of the Executive Budget for the 1996-97 fiscal year.

   The December 15 Update projected continued balance in the 1995-96 General Fund Financial Plan, with reductions on projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the Mid-Year Update, reflecting two more months of actual results, deficiency requests by State agencies (the largest of which is for school aid resulting from revisions to data submitted by school districts), and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the Mid-Year Update. Tax receipts are now projected to be $29.57 billion, $8 million less than in the earlier plan. Miscellaneous receipts and transfers from other funds are estimated at $3.15 billion, $65 million lower than in the Mid-Year Update. The largest single change in these estimates is attributable to the lag in achieving $50 million in proceeds from sales of State assets, which are unlikely to be completed prior to the end of the fiscal year.

   Projected General Fund disbursements are reduced by a total of $73 million, with changes made in most major categories of the 1995-96 State Financial Plan. The reduction in overall spending masks the impact of deficiency requests totaling more than $140 million, primarily for school aid and tuition assistance to college students. Offsetting reductions in spending are attributable to the continued maintenance of strict controls on spending through the fiscal year by State agencies, yielding savings of $50 million. Reductions of $49 million in support for capital projects reflect a stringent review of all capital spending. Reductions of $30 million in debt service costs reflect savings from refundings undertaken in the current fiscal year, as well as savings from lower interest rates in the financial market. Finally, the 1995-96 Financial Plan reflects reestimates based on actual results through November, the largest of which is a reduction of $70 million in projected costs for income maintenance. This reduction is consistent with declining caseload projections.

   The balance in the General Fund at the close of the 1995-96 fiscal year is expected to be $172 million, entirely attributable to monies in the Tax Stabilization Reserve Fund following the required $15 million payment into that Fund. A $40 million deposit in the Contingency Reserve Fund included as part of the enacted 1995-96 budget will not be made, and the minor balance of $1 million currently in the Fund will be transferred to the General Fund. These Contingency Reserve Fund monies are expected to support payments from the General Fund for litigation related to the State's Medicaid program, and for federal disallowances.

   Changes in federal aid programs currently pending in Congress are not expected to have a material impact on the State's 1995-96 Financial Plan, although prolonged interruptions in the receipt of federal grants could create adverse developments, the scope of which can not be estimated at this time. The major remaining uncertainties in the 1995-96 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balances of the year.

   The State issued its third required quarterly update to the 1995-96 cash-basis State Financial Plan on January 30, 1996 (the "Third Quarterly Update"). The Third Quarterly Update was published two weeks after the closure of the Governor's 30-day amendment period, during the Governor revised the 1996-97 State Financial Plan.

   The Third Quarterly Update reflected actual results through the third quarter of the State's fiscal year, quarterly and year-end tax payments received in December and January, and modest changes in spending to reflect the current year impact of certain 30-day amendments. The 1995-96 General Fund State Financial Plan was projected to remain in balance on a cash basis, with both receipts and disbursements projected to be $47 million higher than in the December 15 Update. Total taxes were projected to be $29.66 billion,

$88 million higher than in the December 15 Update. Miscellaneous receipts and transfers were expected to total $3.1 billion, down $41 million from the December 15 Update. Total disbursements were projected to be $32.75 billion. Spending in Governmental Funds were projected at $63.31 billion, an increase of $15 million from the December 15 Update.

   The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it. The Executive Budget also contains financial projections for the State's 1997-98 and 1998-99 fiscal years and an updated Capital Plan. As provided by the State Constitution, the Governor submitted amendments to his 1996-97 Executive Budget within 30 days following submission and after the 30-day amendment period. Those amendments are reflected in the discussion of the 1996-97 Executive Budget contained in this Statement of Additional Information. The 1996-1997 Executive Budget was not adopted by the State Legislature by the statutory deadline of April 1, 1996. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Statement of Additional Information.

   The 1996-97 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the Executive Budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by 0.4 percent from the prior fiscal year after adjustments and transfers for comparability. On April 3, 1996, the State announced that the General Fund for the State's 1996 fiscal year is expected to be balanced on a cash basis, with an operating surplus of $445 million. There can be no assurance that the General Fund will yield such a surplus.

   The Executive Budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1996-97 were projected at $35 billion, an increase of $2.3 billion or 7 percent from 1995-96. This increase would have resulted from growth in Medicaid, inflationary increases in school aid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1995-96. Receipts would have been expected to fall by $1.6 billion. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1995-96 and implementation of previously enacted tax reduction programs.

   The Executive Budget proposes to close this gap primarily through a series of spending reductions and cost containment measures. The Executive Budget projects (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the federal Medicaid program, including an increase in the federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs. The assumption regarding an increased share of federal Medicaid funding has received bipartisan Congressional support and would benefit 32 states, including New York.

   The 1996-97 Financial Plan projects receipts of $31.32 billion and spending of $31.22 billion, allowing for a deposit of $85 million to the Contingency Reserve Fund and a required repayment of $15 million to the Tax Stabilization Reserve Fund.

   The Governor has submitted several amendments to the Executive Budget. These amendments have a nominal impact on the State's Financial Plan for 1996-97 and the subsequent years. The net impact of the amendments leaves unchanged the total estimated amount of General Fund spending in 1996-97, which continues to be projected at $31.22 billion. All funds spending in 1996-97 is increased by $68 million, primarily reflecting adjustments to projections of federal funds, and now totals $63.87 billion.

   The budget amendments advanced by the Governor are largely technical revisions, with General Fund spending increases fully offset by spending decreases. Reductions in estimated 1996-97 disbursements are recommended primarily for welfare (associated with updated projections showing a declining caseload) and debt service (reflecting lower interest rates and recent bond sales). Disbursement increases are projected for snow and ice control, the AIDS Institute, Health Department utilization review programs and other items. Estimated disbursements for other funds are increased to accommodate updated projections of federal funding in certain categorical grant programs and reduced for welfare as noted for the General Fund.

   On March 15, 1996, two weeks before the start of the 1996-97 fiscal year, the Governor presented additional amendments to the 1996-97 Executive Budget which address two potential outcomes of the federal debate on entitlement reform:

   (bullet) Contingency Plan If the federal government fails to adopt entitlement changes assumed to produce savings in the Executive Budget for the State's 1996-97 fiscal year, the Governor has identified $2.01 billion in new or redirected resources to replace these savings in order to preserve budget balance in the 1996-97 State Financial Plan.

   (bullet) Balanced Budget Bonus Plan If the federal government acts, through legislation or through waivers of existing federal provisions, and any necessary conforming changes are adopted by the State Legislature, the State could receive all or a portion of the $2.01 billion benefit anticipated in the original 1996-97 Executive Budget. As a result, a portion of the new resources identified in the Contingency Plan would then be available to make restorations or add new spending to the 1996-97 State budget. The Balanced Budget Bonus Plan sets priorities for up to $1.42 billion in potential recurring and non-recurring spending increases.

   There can be no assurance that the Legislature will enact the Executive Budget or any of the amendments proposed by the Governor, that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Statement of Additional Information, or that the State's actions will be sufficient to maintain budgetary balance in 1996-97 or future fiscal years. Further, since the amendments implementing the Contingency Plan and the Balanced Budget Bonus Plan have been submitted after the 30-day amendment period, the Legislature must consent to their introduction.

   DOB believes that its economic assumptions and its projections of receipts and disbursements for the 1996-97 Executive Budget as amended by the Contingency Plan and the Balanced Budget Bonus Plan are reasonable. However, various financial, social, economic, and political factors can affect these projections, of which certain factors, such as action by the federal government, are outside the State's control. Because of the uncertainty and unpredictability of these factors, their impact cannot be fully anticipated in the assumptions underlying the State's projections.

   The 1996-97 Executive Budget includes actions that will have an impact on receipts and disbursements in future fiscal years. The Governor has proposed closing the 1996-97 budget gap primarily through expenditures reductions and without increases in taxes or deferrals of scheduled tax reductions. After accounting for proposed changes to the Executive Budget submitted during the 30-day amendment period, the net impact of these actions is expected to produce a potential imbalance in the 1997-98 fiscal year of $1.44 billion and in the 1998-99 fiscal year of $2.46 billion, assuming implementation of the 1996-97 Executive Budget recommendations. For 1997-98, receipts are estimated at $30.62 billion and disbursements at $32.05 billion. For 1998-99, receipts are estimated at $31.85 billion and disbursements at $34.32 billion.

   For 1996-97 the closing fund balance in the General Fund is projected to be $272 million. The required deposit to the Tax Stabilization Reserve Fund adds $15 million to the 1995-96 balance of $172 million in that fund, bringing the total to $187 million at the close of 1996-97. The remaining General Fund balance reflects the deposit of $85 million to the Contingency Reserve Fund, to provide resources to finance potential costs associated with litigation against the State. This deposit is expected to be made pursuant to legislation submitted with the Executive Budget which will require the State share of certain non-recurring federal recoveries to be deposited to the Contingency Reserve Fund.

   For 1996-97, the Financial Plan projects disbursements of $28.93 billion from this Fund. This includes $7.65 billion from Special Revenue Funds containing State revenues, and $21.28 billion from funds containing federal grants, primarily for social welfare programs.

   The 1996-97 Executive Budget recommends that all of the SUNY's revenues be consolidated in a single fund, permitting SUNY more flexibility and control in the use of its revenues. As a result of this proposal, General Fund support would be transferred to this fund, rather than spent directly from the General Fund. SUNY's spending from this fund is projected to total $2.55 billion in 1996-97. The Mass Transportation Operating Assistance Fund and the Dedicated Mass Transportation Trust Fund, which receive taxes earmarked for mass transportation programs throughout the State, are projected to have total disbursements of $1.23 billion in 1996-97. Disbursements also include $1.63 billion in lottery proceeds which, after payment of administrative expenses, permit the distribution of $1.43 billion for education purposes. One hundred million dollars of lottery proceeds will be reserved in a separate account for a local school tax reduction program to be agreed upon by the Governor and the Legislature for disbursement in State fiscal year 1997-98. Disbursements of $650 million in 1996-97 from the Disproportionate Share Medicaid Assistance Fund constitutes most of the remaining estimated State Special Revenue Funds disbursements.

   Federal Special Revenue Fund projections for 1996-97 were developed in the midst of considerable uncertainty as to the ultimate composition of the federal budget, including uncertainties regarding major federal entitlement reforms. Disbursements are estimated at $21.27 billion in 1996-97, an increase of $2.02 billion, or 10.5 percent from 1995-96. The projections included in the 1996-97 State Financial Plan assume that the federal Medicaid program will be reformed generally along the lines of the congressional MediGrant program. This would include an increase from 50 percent to 60 percent in the federal share of New York's Medicaid expenses. A repeal of the federal Boren amendment regarding provider rates is also anticipated. As a result of these changes, the Executive Budget projects the receipt of $13.1 billion in total federal Medicaid reimbursements in 1996-97, an increase of approximately $915 million from the 1995-96 level.

   The second largest projected increase in federal reimbursement is for the State's welfare program. The State is projected to receive $2.5 billion, up $421 million from 1995-96 levels, primarily because of increased funding anticipated from the proposed federal welfare block grant. All other federal spending is projected at $5.7 billion for 1996-97, an increase of $626 million.

   Disbursements from the Capital Projects Funds in 1996-97 are estimated at $3.76 billion. This estimate is $332 million less than the 1995-96 projections. The spending reductions are the result of program restructuring, achieved in 1995-96 and continued in the 1996-97 Financial Plan. The spending plan includes:

   (bullet) $2.5 billion in disbursements for the second year of the five-year $12.6 billion State and local highway and bridge program;

   (bullet) Environmental Protection Fund spending of $106.5 million;

   (bullet) Correctional services spending of $153 million; and

   (bullet) SUNY and CUNY capital spending of $196 million and $87 million, respectively.

   The share of capital projects to be financed by "pay-as-you-go" resources is projected to hold steady in 1996-97 at approximately 27 percent. State-supported bond issuances finance 44 percent of capital projects, with federal grants financing the remaining 29 percent.

   Disbursements from the Debt Service Fund are estimated at $2.64 billion in 1996-97, an increase of $206 million or 9 percent from 1995-96. Of this increase, $85 million is attributable to transportation bonding for the State and local highway and bridge programs which are financed by the Dedicated Highway and Bridge Trust Fund, $35 million is for corrections including new debt service on prisons recently purchased from New York City, and $27 million is for the mental hygiene programs financed through the Mental Health Services Fund. Debt service for LGAC bonds increases only slightly after years of significant increases, as the new- money bond issuance portion of the LGAC program was completed in State fiscal year 1995-96. Increased debt service costs primarily reflect prior capital commitments financed by bonds issued by the State and its public authorities, the reduced use of capitalized interest, and the use of shorter term bonds, such as the 10 year average maturity for the Dedicated Highway and Bridge Trust Fund bonds.

   The 1995-96 State Financial Plans and the 1996-97 Executive Budget are based upon forecasts of national and State economic and financial conditions. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results in the 1995-96 and the 1996-97 fiscal years that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

   New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95 as described below.

   New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994- 95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

   Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

   Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

   The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

   The State ended its 1993-94 fiscal year with a balance of $1.140 billion in its tax refund reserve account, $265 million in its CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

   Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

   Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in the 1993-94 fiscal year exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts.

   Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

   The higher receipts resulted, in part, because the State economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The State economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

   Disbursements and transfers from the General Fund were $303 million below the level that was projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

   During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

   The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

   The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992.

   This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

   There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher- than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

   Disbursements and transfers to other funds were $45 million above projections made in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in January 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

   The financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. Any such recurring imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, how-ever, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

   In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing.

   On January 13, 1992, Standard & Poor's ("S&P") lowered its rating on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook to positive and, on October 3, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

   On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. In 1992, S&P lowered the State's general obligation bond rating to A-, where it currently remains and was affirmed on July 13, 1995. Prior to this, on March 26, 1990, S&P lowered its rating of all of the State's outstanding general obligation bonds from AA- to A. Previous S&P ratings were AA- from August, 1987 to March, 1990 and A+ from November, 1982 to August, 1987.

   Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1994, the date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate Authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

   There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

   In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

   Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

   The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State Housing Finance Agency, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

   Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1995-96 fiscal year, total State assistance to the MTA is estimated by the State to be approximately $1.1 billion.

   In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the

1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program may be financed in significant part through dedication of State petroleum business taxes referred to above. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board. Further consideration of the resolution was deferred until 1995.

   There can be no assurance that all the necessary governmental actions for the 1992-96 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the 1992-96 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

   Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the 1995-96 fiscal years and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the 1995-96 fiscal year.

   Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re- establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

   Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

   From time to time, proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

   Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse affect on State finances. Among the more significant of these cases are those that involve:
(i) a challenge to certain enhanced supplemental pension allowances for members of the ose that involve state and local retirement systems; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which after the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate

New York; (iv) a challenge to State regulations which reduce base prices for the direct and indirect component of Medicaid reimbursement for rate years commencing 1989; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby; (ix) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (x) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients;
(xi) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law 301; and (xii) two cases by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11%, and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities were resolved by order dated October 2, 1995, the United States District Court for the Southern District of New York held that the 11 percent and 13 percent surcharges are preempted by FEBHA and unenforceable against commercial insurers which provide stop-loss coverage to self-funded ERISA plans.

   Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awards and anticipated unfavorable judgments at $675 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1995-96 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan.

                                NEW YORK CITY

   The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its fiscal years from 1981 through 1995, which end on June 30, show a General Fund surplus reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional economic reductions in City services or entitlement programs, which could adversely affect the City's economic base.

   In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal- monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1997 through 1999 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board.

   Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

   On January 31, 1996, the City published the Financial Plan for the 1996-1999 fiscal years, which is a modification to a financial plan submitted to the Control Board on July 11, 1995 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the Federal share of Medicaid costs otherwise paid by the City. This strategy is the subject of substantial debate, and implementation of this strategy will be significantly affected by State and Federal budget proposals currently being considered. It is likely that the Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and Federal budget proposals and other factors. The City expects to submit the Executive Budget to the City Council in early May 1996.

   The July Financial Plan set forth proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the July Financial Plan for the 1996 fiscal year included
(i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) agency reduction programs, totaling $1.2 billion; (iii) transitional labor savings totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year. A modification to the July Financial Plan published on November 29, 1995 (the "November Financial Plan") included savings from a proposed refunding of outstanding debt and other expenditure reductions to offset a $129 million increase in projected expenditures.

   The 1996-1999 Financial Plan published on January 31, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the November Financial Plan, and projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. For the 1996 fiscal year, the Financial Plan includes actions to offset an additional $759 million budget gap resulting primarily from (i) the failure of the Port Authority of New York and New Jersey (the "Port Authority") to pay disputed back rent for the City's airports in the amount included in the November Financial Plan, (ii) shortfalls in Federal and State aid included in the November Financial Plan, (iii) shortfalls in revenues and in amounts to be saved through gap-closing actions at BOE, (iv) shortfalls in projected savings from cost containment initiatives proposed in the July Financial Plan affecting public assistance and Medicaid, and (v) the failure of the City and its labor unions to identify assumed savings in the City's health benefits system. The gap-closing measures for the 1996 fiscal year set forth in the Financial Plan include (i) additional proposed agency actions aggregating $207 million, (ii) the receipt of $150 million from MAC, and (iii) the receipt of $120 million from the proposed sale of mortgages, $75 million from increased revenues from the proposed sale of City tax liens on real property and $207 million from the proposed sale of the City's television station.

   The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in cash of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions. The proposed sale of the City's television station is subject to Federal regulatory approval, and the Federal budget negotiation process for the 1996 Federal fiscal year could result in a reduction in, or a delay in the receipt of, Federal grants in the City's 1996 fiscal year. If such approvals are not received on a timely basis, the City may be required to identify alternative measures to balance its 1996 fiscal year.

   The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year. The projected gaps for the 1997 through 1999 fiscal years have increased from the gaps projected in the November Financial Plan to reflect (i) reductions in projected property taxes of $177 million, $294 million and $421 million in the 1997, 1998 and 1999 fiscal years, respectively, due to a lower than forecast increase in the tentative assessment roll published by the New York City Department of Finance, (ii) reductions in other forecast tax revenues of $114 millon, $216 million and $261 million in the 1997, 1998 and 1999 fiscal years, respectively, (iii) reductions in tax revenues of $79 million, $224 million and $341 million in the 1997, 1998 and 1999 fiscal years, respectively, as a result of new tax reduction initiatives, including a proposed sales tax exemption on clothing items under $500, and (iv) increased agency expenditures.

   The proposed gap-closing actions for the 1997 through 1999 fiscal years include (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through 1999 fiscal years; (ii) additional savings resulting from State and Federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed Federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, including the sale of the City's parking meters and associated revenues, which may require legislative action by the City Council, or the sale of other assets; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which is expected to depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City is also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

   The Governor has released the 1996-1997 Executive Budget, on December 15, 1995. The 1996-1997 Executive Budget was not adopted by the State Legislature by the statutory deadline of April 1, 1996. The City estimates that the 1996-1997 Executive Budget provides the City with $173 million of savings from Medicaid cost containment proposals and $127 million of savings from proposed reductions in welfare spending in the 1997 fiscal year. The Financial Plan assumes that the remaining $350 million of the $650 million of entitlement reform benefits included in the Financial Plan for the 1997 fiscal year will be generated by the State providing the City with a portion of the additional funds received by the State as a result of the increased Federal share of Medicaid costs proposed in the State Executive Budget. However, the State Executive Bud-get does not currently contemplate sharing such funds with the City. In addition, the President and Congress are currently considering budget proposals for the 1996 Federal fiscal year. The Federal budget or other factors may cause substantial amendments to the State Executive Budget.

   The Federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare programs. The Federal and State aid projected in the Financial Plan, and the substantial savings assumed from cost containment in entitlement programs included in the Financial Plan gap-closing program for the 1997 through 1999 fiscal years, will be significantly affected both by the outcome of the current Federal budget negotiations and by the State budget proposals made by the Governor and to be considered by the State Legislature. The nature and extent of the impact on the City of the Federal and State budgets, when adopted, is uncertain, and no assurance can be given that Federal or State actions included in the Federal and State adopted budgets may not have a significant adverse impact on the City's budget and its Financial Plan.

   The projections for the 1996 through 1999 fiscal years reflect the costs of the proposed settlement with the United Federation of Teachers ("UFT") and the recent settlement with a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements which are discussed below. The projections for the 1996 through 1999 fiscal years also assume the BOE will be able to identify actions to offset possible substantial shortfalls in Federal, State and City revenues.

   The City's financial plans have been the subject of extensive public comment and criticism. The City Comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the General Reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the Financial Plan assumes the implementation of highly uncertain State and Federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks, including risks attributable to BOE which total $415 million, without taking into account potential reductions that will likely take place upon adoption of the Federal and State budgets. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicates the seriousness of the City's continuing budget difficulties, and that the Financial Plan will require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year. In addition, the staff of the OSDC and the staff of the Control Board have issued reports on the Financial Plan.

   Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. In November 1995 the City announced a tentative settlement with the UFT and a coalition of unions headed by District Council 37 which represent approximately two-thirds of the City's workforce. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. The United Probation Officers' Association which represents approximately 1,000 probation officers recently ratified a contract with the City which conforms to the pattern established by the civilian coalition. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. The Financial Plan reflects the costs associated with the settlements, and assumes similar increases for all other City- funded employees, which total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively. Such increases exceed $2 billion in each fiscal year after the 1999 fiscal year. District Council 37 and Local 237, representing approximately 90,000 full-time employees, have ratified the proposed settlement. On December 7, 1995, the members of the UFT voted on the proposed settlement with the UFT. Six chapters of the UFT, representing approximately 18,000 full-time employees, including teaching paraprofessionals, voted to ratify the proposed settlement, which will apply to those chapters if approved by BOE. Five chapters, representing approximately 76,000 full-time employees, including teachers, voted not to ratify the proposed settlement. A portion of the transitional labor savings contained in the Financial Plan is dependent upon conclusion of collective bargaining agreements with the City's workforce. There can be no assurance that the City will reach an agreement with the chapters of the UFT which rejected the proposed settlement on the terms contained in the Financial Plan.

   In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ("PBA") and the United Firefighters Association ("UFA").

   From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

   On February 29, 1996 the staff of the City Comptroller issued a report on the Financial Plan. The report projects that there remains $408 million to $528 million in budget risks for the 1996 fiscal year, before taking into account the availability of $160 million in the General Reserve. The principal risks for the 1996 fiscal year identified in the report include $140 million to $190 million of uncertain revenues and projected savings at BOE and the receipt by the City of $100 million to $130 million from a proposed MAC refunding. The report also expressed concern as to whether the required regulatory approval for the sale of the City's television station would be received before the end of the 1996 fiscal year. In a subsequent report, the City Comptroller increased the risks for the 1996 fiscal year by $32 million. The report also noted that the city may be required to implement additional cash management actions and delay payments to vendors if the Federal budget impasse continues and the state budget process is delayed. In addition, the report noted that tax revenues between July 1995 and February 1996 were $82.1 million below the Financial Plan projections and that tax revenues were $10.8 million below the Financial Plan projections for the month of February 1996, due principally to lower than forecast general property tax receipts, which were partially offset by greater than forecast personal income tax revenues.

   With respect to the 1997 fiscal year, the report states that the Financial Plan includes total risks of between $2.05 billion and $2.15 billion. The report notes that the gap-closing program for the 1997 fiscal year assumes the implementation of highly uncertain State and Federal actions that would provide between $1.2 billion and $1.4 billion in relief to the City resulting from proposed public assistance and medical assistance entitlement reductions, a proposed increase in Federal Medicaid reimbursements, additional State aid and various privatization proposals. The report concludes that it is unlikely that the City will be able to implement most of these initiatives due to Federal and State budget difficulties. Additional risks for the 1997 fiscal year identified in the report include (i) risks attributable to BOE relating to unspecified additional State aid, unspecified expenditure reductions and proposals to reduce special education spending, which total $415 million, without taking into account potential reductions that will likely take place upon adoption of the Federal and State budgets;
(ii) proposals for the sale of parking meters and other assets; and (iii) the receipt of $244 million to $294 million of lease payments from the Port Authority for the City's airports.

   The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and work force reductions, indicates the seriousness of the City's continuing budget difficulties, and that the Financial Plan will require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year. The report further notes that the relative weakness of the national and City economies makes it unlikely that new jobs and business expansion will generate significant additional tax revenues and that proposed Federal and State reductions in funding will reduce the levels of intergovernmental assistance for the City.

   On March 6, 1996, the staff of the OSDC issued a report on the Financial Plan. The report concluded that there remained a budget gap for the 1996 fiscal year of $44 million, which can be closed with the $200 million General Reserve, and additional significant risks totaling $507 million involving actions which require the approval of the State and Federal governments or other third parties. These risks include (i) potential delays in the sale of the City's television station; (ii) shortfalls in projected resources from MAC; and (iii) shortfalls of $100 million in projected State education aid and $50 million in projected Federal assistance. In addition, the report expressed concern that (i) the City may have to write off a portion of approximately $300 million in State education aid that was included as revenue in prior years' budgets, since the State has not made payment and neither the current nor the proposed State budget include an appropriation sufficient to cover most of this liability, and (ii) the City must complete two transactions before the end of the fiscal year, the sale of property tax liens and housing mortgages, that together are expected to produce resources of $267 million.

   The report also concluded that the gap for the 1997 fiscal year could be $544 million greater than the City's projected budget gap of $2 billion, primarily due to the failure of BOE to specify $304 million of expenditure reductions or additional resources necessary to bring its spending in line with the resources allocated to it in the Financial Plan. In addition, the report noted that gap-closing proposals set forth in the Financial Plan totalling $1.6 billion are at high risk of falling short of target. The proposals identified in the report as high risk include (i) $800 million in expected State and Federal assistance, primarily from savings in social service entitlement programs, which are dependent on the ultimate resolution of the Federal and State budgets; (ii) $300 million from initiatives to privatize parking meters and other City assets; (iii) $244 million to be received from the Port Authority as retroactive lease payments for the City's two airports; and (iv) $181 million in spending cuts for BOE. Moreover, the report expressed concern that the potential for budget cuts at BOE could exceed $1 billion after taking into account the possible loss of $453 million in proposed reductions in State and Federal funding. The report also stated that non-recurring resources for the 1996 fiscal year have increased to over $1.7 billion, approaching the unprecedented $2 billion used in the 1995 fiscal year, and that one-third of the 1997 fiscal year gap-closing program already relies on one-time resources.

   With respect to the economy, the report noted that, in a time of slow economic growth, revenues continue to stagnate, and that the City's economic forecast, which is premised on sluggish national growth, does not reflect the potential for a national recession during the four years of the Financial Plan. In addition, the report expressed concern that the City's economy, and City and State tax revenues, are closely tied to swings in the financial markets, such as rising interest rates, which sharply reduced the profits of securities firms in 1994, and rising equity markets, which raised personal income and business tax collections in 1995, as well as economic conditions in Europe and Japan, which are currently weak.

   The report noted that Federal and State assistance is likely to be significantly reduced and that there is little potential for significant new revenues beyond those already reflected in the Financial Plan. The report concluded that, despite the City's success in work force reduction and entitlement savings, the Financial Plan shows an increasing imbalance between the City's recurring revenues and expenditures.

   On March 15, 1996, the staff of the Control Board issued a report on the Financial Plan. The report identified risks totaling $384 millon for the 1996 fiscal year, including $109 million in uncertain State aid to be received by BOE and $130 million of the projected $150 million in budget relief from MAC which had not yet been agreed to by MAC. In addition to these risks, the report noted that the City must successfully implement major initiatives, including the sale of the City's television station, which requires regulatory approval, and the proposed property tax lien sale and the sale of a pool of mortgages. With respect to the 1997 fiscal year, the report projects that the City must resolve budget problems of $1.7 billion in the 1997 fiscal year and over $2.8 billion in the 1998 fiscal year, $3.5 billion in the 1999 fiscal year and $4.6 billion in fiscal year 2000. The projected gaps for the 1997 and subsequent fiscal years result primarily from uncertainties concerning the ability of BOE to implement actions necessary to achieve a balanced budget; proposed sales of assets in the 1997 fiscal year, including the City's parking meters; projected Medicaid entitlement reductions from the State's assumption of certain Medicaid costs, to be funded by a change in the Federal Medicaid matching rate formula; the projected receipt of retroactive and increased lease payments for the City's two airports; and the possibility of larger than forecast overtime costs. In addition, the report noted that BOE has estimated that it could lose additional funding of up to $453 million in the 1997 fiscal year due to reductions in Federal and State aid.

   With respect to the economy, the report noted that only 80,000 of the 310,000 private sector jobs lost during 1990 and 1992 have been regained, and that the growth in private sector employment has been substantially offset by the continuing contraction of Federal, State and local government jobs in the City. The report further noted that most of the growth in local output is the result of a substantial increase in financial sector salaries and bonus payments, rather than growth in jobs, and that such rapid compensation growth could evaporate when stock market growth slows. The report stated that it is unlikely that the growth in nonproperty taxes projected in the Financial Plan can be sustained if either the securities industry or the national economy were to experience a substantial setback at any time over the next four years.

   The report concluded that, in spite of the large gap-closing efforts of the past several years, the City's finances have continued to deteriorate, that revenue growth is insufficient to support planned expenditures over the term of the Financial Plan, and that the City continues to rely heavily on non-recurring actions to balance its budget. The report identified several factors underlying the City's fiscal problems, including sluggish revenue growth, which is projected to be below the rate of inflation, a decline in the real value of Federal and State aid relative to the size of the City's budget, and the projected growth rate of expenditures, which exceeds the rate of inflation after the 1997 fiscal year due to the impact of recent labor settlements, the cost of fringe benefits and growth in Medicaid and debt service costs. The report stated that the City is at a significant crossroads, facing a growing gap between revenues and expenditures and approaching its constitutional borrowing limit, with prospects of receiving additional State and Federal assistance uncertain.

   On December 12, 1995, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be reduced in future years. The report noted that, under the State constitution, the City is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years. The report concluded that, if the value of taxable real property in each of 1998 and 1999 fiscal years continues to decline, reflecting the continuing trend of lower values of taxable property, the City would have to continue to curtail its capital program from the levels projected in the Financial Plan to remain within the legal debt-incurring limit in those years. The City Comptroller recommended that the City prioritize and improve the efficiency and administration of its current capital plan to determine which capital projects can be delayed or cancelled to further reduce capital expenditures and thus debt service over the course of the Financial Plan.

   On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

   The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City's current monthly cash flow forecast for the 1996 fiscal year shows a need of $2.4 billion of seasonal financing for the 1996 fiscal year, a portion of which will be met with the proceeds of notes. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively. The delay in the adoption of the State's budget for its 1992 fiscal year required the City to issue $1.25 billion in short-term notes on May 7, 1991, and the delay in the adoption of the State's budget for its 1991 fiscal year required the City to issue $900 million in short-term notes on May 15, 1990. Seasonal financing requirements were $2.25 billion and $3.65 billion in the 1992 and 1991 fiscal years, respectively.

   The 1996-1999 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1996-1999 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1996 through 1999 fiscal years; continuation of interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City, including the proposed entitlement spending reductions; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; approval by MAC of the projected receipt of funds from MAC; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

   On June 7, 1995, the State adopted its Budget for the State's 1996 fiscal year, commencing April 1, 1995. Prior to adoption of the budget the State had projected a potential budget gap of approximately $5 billion for its 1996 fiscal year. This gap is projected to be closed in the 1995-1996 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

   On April 3, 1996, the State announced that the General Fund for the State's 1996 fiscal year is expected to be balanced on a cash basis, with an operating surplus of $445 million. There can be no assurance that the General Fund will yield such a surplus.

   The Governor presented his 1996-1997 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it. The Legislature and the Comptroller will review the Governor's Executive Bud-get and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

   The Governor's Executive Budget projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.3 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.2 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year.

   The 1996-1997 Executive Budget proposes $3.9 billion in actions to balance the 1996-97 State Financial Plan. The Executive Budget proposes to close this gap primarily through a series of spending reductions and cost containment measures. The Executive Budget projects (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental health programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the Medicaid program, including an increase in the Federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs. The State has noted that there is considerable uncertainty as to the ultimate composition of the Federal budget, including uncertainties regarding major Federal entitlement reforms. The 1996-1997 Executive Budget seeks to lessen the effect of the proposed cuts on localities by granting certain mandate relief to permit them to exercise greater flexibility in allocating their resources. However, no assurance can be given as to the amount of savings which the City might realize from any of the Medicaid cost containment or welfare reform measures proposed in the Executive Budget or the size of any reductions in State aid to the City. Depending upon the amount of such savings or the size of any such reduction in State aid, the City might be required to make substantial additional changes in the Financial Plan.

   The State Division of the Budget has noted that the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the Federal government, that are outside the State's control. Because of the uncertainty and unpredictability of these changes, their impact cannot be included in the assumptions underlying the State's projections at this time. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

   To make progress toward addressing recurring budgetary imbalances, the 1996-97 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in future fiscal years. The 1996-1997 Executive Budget includes actions that will have an impact on receipts and disbursements in future fiscal years. The net impact of these actions is expected to produce a potential imbalance in State fiscal year 1997-98 of $1.4 billion and in the 1998-99 fiscal year of $2.5 billion, assuming implementation of the 1996-97 Executive Budget recommendations. It is expected that the Governor will propose to close these budget gaps with future spending reductions.

   Uncertainties with regard to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. For example, various proposals relating to Federal tax and spending policies could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Specifically, the assumption of $1.3 billion in savings in the State fiscal year 1996-97 from a reduced State General Fund share of Medicaid is contingent upon anticipated changes to Federal provisions, including an increase in the Federal share of Medicaid from 50 to 60 percent. Other budget and tax proposals under consideration at the Federal level but not included in the State's 1996-1997 Executive Budget forecast could also have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states. A significant risk to the State's projections arises from tax legislation under consideration by Congress and the President. Congressionally-adopted retroactive changes to Federal tax treatment of capital gains would flow through automatically to the State personal income tax. Such changes, if ultimately enacted, could produce revenue losses in the 1996-1997 fiscal year. In addition, changes in Federal aid programs, currently pending in Congress, could result in prolonged interruptions in the receipt of Federal grants.

   On March 15, 1996, the Governor announced that additional projected resources had been identified for the State fiscal year 1996-97, which could be used for additional program needs if the Federal government enacts welfare and Medicaid reform in the near future, or which could be used as part of a contingency plan, if such reform is not enacted in the State fiscal year 1996-97, to offset the loss of welfare and Medicaid reform benefits to the State assumed in the 1996-97 Executive Budget. In the State's 1996 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year. The State budget for the State's 1997 fiscal year was not adopted by the statutory deadline of April 1, 1996. However, temporary spending measures are being considered by the State, which would maintain State spending until April 30, 1996. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

   The projections and assumptions contained in the 1996-1999 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. The City's projections are subject to the City's ability to implement the necessary service and personnel reduction programs successfully.

   The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1996-99 Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1995 amounted to approximately $2.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

   On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

   Fitch Investors Service, Inc. ("Fitch") rates City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

   In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. Since July 15, 1993, Fitch has rated City bonds A-. On July 12, 1995, Fitch stated that the City's credit trend remains "declining."

                           APPENDIX D [TO BE UPDATED]

                SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                       NEW JERSEY MUNICIPAL OBLIGATIONS

   Some of the significant financial considerations relating to the investments of the New Jersey Tax Free Income Fund in New Jersey municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

   State Finance/Economic Information. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 New Jersey ranked second among the states in per capita personal income ($27,742).

   By the beginning of the national recession (which officially started in July 1990 according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing.

   Reflecting the economic downturn, the rate of unemployment in New Jersey rose from 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. The unemployment rate fell to an average of 6.4% during the first ten months of 1995.

   During the recovery period as a whole, May 1992 to October 1995, New Jersey experienced an employment gain of 176,400, a recovery of 67% of the jobs lost during the recession. Employment growth was particularly strong in business services and its personnel supply component with increases of 14,400 and 5,800, respectively, in the 12-month period ended October 1995. Just as New Jersey was hurt by the national recession, the State is now in its fourth year of recovery which appears to be sustainable.

   New Jersey's Budget and Appropriation System. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriation Acts enacted by the New Jersey Legislature and approved by the Governor provide the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1993 was $937.4 million, for fiscal year 1994 was $926.0 million and for fiscal year 1995 was $569.2 million. For fiscal year 1996, the balance in the undesignated General Fund is estimated to be $471.1 million, subject to change upon completion of the year-end audit. The estimated balance for fiscal year 1997 is $254.9 million, based on the amounts contained in the fiscal year 1997 Appropriations Acts. The fund balances are available for appropriation in succeeding fiscal years.

   Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may by statutory authority prevent any expenditure under any appropriation. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised plenary powers leading to, among other actions, a hiring freeze for all New Jersey departments and discontinuation of programs for which appropriations were budgeted but not yet spent.

   General Obligation Bonds. New Jersey finances capital projects primarily through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully.

   The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 1996 was $3.6884 billion. The appropriation for the debt service obligation on outstanding indebtedness is $446.9 million for fiscal year 1997.

   In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. This amount represents 2.2% of the total fiscal year 1997 budget.

   Tax and Revenue Anticipation Notes. In fiscal year 1992 New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. It is anticipated that this program will be continued in fiscal year 1997. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund which are attributable to New Jersey's 1997 fiscal year and are legally available for such payment.

   Lease Financing. New Jersey has entered into a number of leases relating to the financing of certain real property and equipment. New Jersey leases the Richard J. Hughes Justice Complex in Trenton from the Mercer County Improvement Authority (the "MCIA"). Under lease agreements with the New Jersey Economic Development Authority (the "EDA"), New Jersey leases (i) office buildings that house the New Jersey Division of Motor Vehicles, New Jersey Network, a branch of the United States Postal Service and a parking facility, (ii) approximately 13 acres of real property and certain infrastructure improvements thereon located in the City of Newark, and (iii) two parking lots, certain infrastructure improvements and related elements located at Liberty State Park in the City of Jersey City. Pursuant to various leases with the New Jersey Building Authority (the "NJBA"), New Jersey leases several office buildings in the Trenton area, as well as the State Capital Complex. Rental payments under each of the foregoing leases are sufficient to pay debt service on the related bonds issued by MCIA, EDA and NJBA, and in each case are subject to annual appropriation by the New Jersey Legislature.

   Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. To date, New Jersey has completed eleven lease purchase agreements which have resulted in the issuance of Certificates of Participation totalling $749,350,000. The agreements relating to these transactions provide for semi-annual rental payments. New Jersey's obligation to pay rentals due under these leases is subject to annual appropriations being made by the New Jersey Legislature.

   Market Transition Facility. Legislation enacted in June 1994 authorizes the EDA to issue bonds to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. On July 26, 1994 the EDA issued $705,270,000 aggregate principal amount of Market Transition Facility Senior Lien Revenue Bonds, Series 1994A. The EDA and State Treasurer have entered into an agreement which provides for the payment to the EDA of amounts on deposit in the DMV Surcharge Fund to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

   Educational Facilities Authority. Legislation enacted in 1993 authorizes the Educational Facilities Authority (the "EFA") to issue bonds to finance the purchase of equipment to be leased to institutions of higher learning. ON August 17, 1994 the EFA issued $100,000,000 aggregate principal amount of Higher Education Leasing Fund Program bonds. The EFA and the State Treasurer have entered into an agreement which provides to the EFA amounts required to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

   Other legislation enacted in 1993 created the Higher Education Facilities Trust Fund and authorized its funding by the issuance of bonds to make grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities. The legislation limits the total outstanding amounts of bonds to be issued to $220,000,000. ON November 29, 1995 the EFA issued $220,000,000 aggregate principal amount of Higher Education Facilities Trust Fund Bonds, Series 1995A. These bonds are secured by payments to be made to the EFA by the State, which payments are subject to and dependent upon appropriations being made by the State Legislature.

   State Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for New Jersey aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities. The New Jersey Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws.

   "Moral Obligation" Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities.

   The following table sets forth the "moral obligation" bonded indebtedness issued by New Jersey entities as of June 30, 1995.

                                                                    Maximum Annual Debt
                                                                    Service Subject to
                                                Outstanding          Moral Obligation
                                             ------------------     --------------------
New Jersey Housing and Mortgage
 Finance Agency                               $554,390,156.41         $50,775,490.73
South Jersey Port Corporation                   86,525,000.00           7,379,256.00
Higher Education Assistance Authority           94,996,064.00           9,792,628.13
                                              ---------------         --------------
                                              $735,911,220.41         $67,947,374.86
                                              ===============         ==============

   New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

   South Jersey Port Corporation. New Jersey provides the South Jersey Port Corporation (the "Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1986 through 1995, New Jersey has made appropriations totalling $39,126,084.25 which covered deficiencies in revenues of the Corporation, for debt service and property tax payments.

   Higher Education Assistance Authority. The Higher Education Assistance Authority ("HEAA") has issued $94,996,064 aggregate principal amount of revenue bonds. It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.

   New Jersey Sports and Exposition Authority. On March 2, 1992, the New Jersey Sports and Exposition Authority (the "Sports Authority") issued $147,490,000 in New Jersey guaranteed bonds and defeased all previously outstanding New Jersey guaranteed bonds of the Sports Authority. New Jersey officials have stated the belief that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to New Jersey's guarantee.

   Legislation enacted in 1992 authorizes the Sports Authority to issue bonds for various purposes payable from New Jersey appropriations. Pursuant to this legislation, the Sports Authority and the New Jersey Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the New Jersey Treasurer will credit to the Sports Authority Fund amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature. As of June 30, 1995 there were approximately $473,410,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

   New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to New Jersey's transportation system. Pursuant to the Act, the TTFA, the New Jersey Treasurer and the Commissioner of Transportation executed a contract (the "Contract") which provides for the payment of certain amounts prescribed to the TTFA. The payment of all such amounts is subject to and dependent upon appropriations being madeby the New Jersey Legislature and there is no requirement that the Legislature make such appropriations. On May 30, 1995, the New Jersey Legislative amended the Act to provide, among other things, for (i) the funding of transportation projects through Jun 30, 2000, (ii) the issuance of debt in an aggregate principal amount in excess of the statutory debt limitation in effect prior to such amendment, (iii) an increase in the amount of revenues available to the TTFA and (iv) broadening the scope of transportation projects.

   Pursuant to the Act, the aggregate principal amount of the TTFA's bonds, notes or other obligations outstanding at any one time may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by New Jersey pursuant to the Contract.

   Economic Recovery Fund Bonds. Legislation enacted during 1992 by New Jersey authorizes the EDA to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the New Jersey Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature.

               SUMMARY OF OTHER NEW JERSEY RELATED OBLIGATIONS
                             AS OF JUNE 30, 1995

             Type of Issue                                  Outstanding
             -------------                                ---------------
Lease Financing                                         $
 MCIA                                                       94,080,000.00
 EDA                                                       116,641,455.70
 NJBA                                                      507,109,728.57
 State COP                                                 200,035,000.00
 EFA                                                       100,000,000.00
 Market Transition Facility                                705,270,000.00
 State-Supported School and County
   College Bonds                                           102,701,186.00
 Moral Obligation                                          735,911,220.41
 Sports Authority                                          615,100,000.00
 TTFA(1)                                                 1,409,340,000.00
 Economic Recovery Fund Bonds                              231,462,868.90
                                                        -----------------
 TOTAL                                                   4,817,651,458.58
                                                        =================

  Subsequent Issues Since June 30, 1993      Par Amount      Date of Issue
  ---------------------------------------    ------------   --------------
 TTFA                                     $804,475,000.00         8/3/95
 TTFA                                      778,225,000.00        8/24/95
 EFA                                       220,000,000.00       11/29/95
 EDA                                        14,435,000.00       12/28/95
 TTFA                                      334,065,000.00        2/29/96
 EDA(2)                                     29,900,000.00         5/3/96

-------------
(1) All of the TTFA Bonds were defeased through the issuance by the TTFA of refunding bonds on August 3, 1995 and August 24, 1995.
(2) These are refunding bonds issued to refund certain of the EDA's lease financing bonds.

   Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey State Department of Community Affairs.

   Counties and Municipalities. The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division of Local Government Services in the Department of Community Affairs (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration.

   The Local Government Cap Law (N.J.S.A. 4OA:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or federal mandates; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.

   New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 4OA:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes (i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self liquidating, but only to the extent permitted by the Local Bond Law; (iii) authorized by a public body other than a local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made; or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

   Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, required certain municipalities and permits all other municipalities to adopt the New Jersey fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition budget for January through June. Since expenditures would be expected to exceed revenues primarily because state aid for the calendar year would not be received by the municipality until after the end of the transition year budget, the act authorizes the issuance of Fiscal Year Adjustment Bonds to fund the one time deficit for the six month transition budget. The act provides that the deficit in the six month transition budget may be funded initially with bond anticipation notes based on the estimated deficit in the six month transition budget. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. While the act does not authorize counties to change their fiscal years, it does provide that counties with cash flow deficits may issue Fiscal Year Adjustment Bonds as well.

   There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994, and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4 percent of its tax levy. Only two municipalities had a cash deficit greater than 4 percent of their tax levies for 1994 and 1995. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1994. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

   School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.

   All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school district, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

   The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-1 et seq. (the "School Act"). The New Jersey operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Act, on October 4, 1989, the New Jersey Board of Education ordered the creation of a New Jersey operated school district in the City of Jersey City. Similarly, on August 7, 1991, the New Jersey Board of Education ordered the creation of a New Jersey operated school district in the City of Paterson, and on July 5, 1995 ordered the creation of a State-operated school district in the City of Newark.

   School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the New Jersey Commissioner of Education (the "Commissioner") to request changes.

   In Type II school districts without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

   The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the county superintendent of schools determines that additional funds are required to provide a thorough and efficient education.

   The county superintendents of schools must also review every proposed local school district budget for the next school year. The county superintendents of schools examine every item of appropriation for cur-rent expenses and budgeted capital outlay to determine their adequacy in relation to the identified needs and goals of the school district. If, in their view they are insufficient, the county superintendents of schools must order remedial action. If necessary, the Commissioner is authorized to order changes in the school district's budget.

   In New Jersey operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division of Local Government Services in the New Jersey Department of Community Affairs. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the New Jersey operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the Commissioner is to be paid by New Jersey in the fiscal year in which the expenditures are made subject to the availability of appropriations.

   School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "MUNICIPAL FINANCE-Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

   School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State operated school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity and any available remaining municipal borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

   In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued for a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

   School District Lease Purchase Financings. In 1982, school districts were given an alterative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, pursuant to N.J.A.C. 6:22A- 1.2(h), to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

   Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c.
39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c. 38 or c. 39. Upon approval of such an application and after receipt of a certificate stating the name and address of the paying agent for such bonds, the maturity schedule, interest rates and payment dates, the New Jersey Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, New Jersey urban aid, New Jersey revenue sharing, and any other funds appropriated as New Jersey aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. Total outstanding indebtedness for "qualified bonds" consisted of $224,492,700 by various school districts as of June 30, 1995 and $903,760,316 by various municipalities as of June 30, 1995.

   New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund or the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. At June 30, 1995, the book value of the Fund's assets aggregated $88,736,798 and the reserve, computed as of June 30, 1995, amounted to $38,811,015. There has never been an occasion to call upon this Fund.

   Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 4OA:5A-1 et. seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

   The Local Finance Board reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director of the Division of Local Government Services reviews and approves annual budgets of authorities and special districts.

   As of June 30, 1994, there were 196 locally created authorities with a total outstanding capital debt of $7,000,077,854 (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, loans and mortgages payable by the authorities as of their respective fiscal years ended nearest to June 30, 1994.

   Litigation. At any given time, there are various numbers of claims and cases pending against New Jersey, New Jersey agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the Tort Claims Act, N.J.S.A. 59:1-1 et. seq (the "Tort Claims Act"). At any given time there are various contract and other claims against New Jersey and New Jersey agencies, including environmental claims arising from the alleged disposal of hazardous waste, seeking recovery of monetary damages or other relief which would require the expenditure of funds. In addition, at any given time there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self- Insurance Reserve Fund created pursuant to the Tort Claims Act, and various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

   Other lawsuits presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or significant unanticipated expenditures include the following: New Jersey Education Association et al. v. State of New Jersey et al. challenging amendments enacted in 1994 affecting the funding of the Teachers Pension and Annuity Fund, the Public Employee's Retirement System, the Police and Fireman's Retirement System, the State Police Retirement System and the Judicial Retirement System; Beth Israel Hospital et al. v. Essential Health Services Commission, a challenge by eleven New Jersey hospitals to the .53% hospital assessment authorized by the Health Care Reform Act of 1992; Abbot v. Burke, a decision by the New Jersey Supreme Court on July 12, 1994, affirms the trial court's conclusion that the Quality Education Act of 1990 was unconstitutional, and requires that a funding formula be adopted by September 1996 which will achieve by the 1997-98 school year the mandated parity in spending and will address the special educational needs of children in poor and urban school districts; County of Passaic v. State of New Jersey alleging tort and contractual claims against New Jersey and the New Jersey Department of Environmental Protection in connection with a resource recovery facility plaintiffs had planned to build in Passaic County, seeking approximately $30 million in damages; on March 17, 1995, the court granted the State's motion for summary judgment, dismissing all claims against the State, and plaintiffs have filed an appeal; Robert E. Brennan v. Richard Barry, et al., a suit filed against two members of the New Jersey Bureau of Securities alleging causes of action for defamation, injury to reputation, abuse of process and improper disclosure, based on the Bureau's investigation of certain publicly traded securities; on January 11, 1995, the State was granted summary judgment and on June 12, 1996, the Appellate Division affirmed dismissal; Camden Co. v. Waldman et al., consolidated with similar suits filed by Middlesex, Monmouth and Atlantic Counties, seeking reimbursement of federal funds received by New Jersey for disproportionate share hospital payments made to county psychiatric facilities from July 1, 1988 through July 1, 1991 where an Appellate Division decision on July 15, 1996 affirmed Commission's decision not to share federal funds with counties; Interfaith Community Organization v. Shinn et al., a suit filed by a coalition of churches and church leaders in Hudson County against the Governor, the Commissioners of the Department of Environmental Protection and the Department of Health, concerning chromium contamination in Liberty State Park in Jersey City; Waste Management of Pennsylvania et al. v. Shinn et al., an action filed in federal district court seeking declaratory and injunctive relief and compensatory damages from Department of Environmental Protection Commissioner Shinn and former Acting Commissioner Fox, alleging violations of constitutional rights based on emergency redirection orders and a draft permit; American Trucking Associations, Inc. and Tri-State Motor Transit v. State of New Jersey, challenging the constitutionality of annual hazardous and solid waste licensure fees collected by the Department of Environmental Protection, seeking a permanent injunction enjoining future collection of fees and refund of all renewal fees, fines and penalties collected.

   In addition to litigation against New Jersey, at any given time there are various numbers of claims and cases pending or threatened against the political subdivisions of New Jersey, including but not limited to New

Jersey authorities, counties, municipalities and school districts, which have potential for either a significant loss of revenue or significant unanticipated expenditures. The New Jersey Hospital Association et al. v. State of New Jersey, seeking a declaratory judgment that the State's failure to provide funding to the hospitals for calendar year 1996 to reimburse them for charity care costs violates the U.S. and the state constitutions and seeking payment of all charity care costs since January 1, 1996; on June 20, 1996 plaintiffs filed a Notice of Dismissal of the case without prejudice; and Affiliated FM Insurance Company et al. v. State of New Jersey et al., and action by certain members of the New Jersey Property-Liability Insurance Guaranty Association challenging the constitutionality of assessments used for the Market Transition Facility and seeking repayment of the assessments paid since 1990.

   Ratings. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA+, Aa1 and AA+, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.



   The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

                                     PART C


                            MUTUAL FUND SELECT TRUST
                            PART C. OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

     (a)    Financial statements
                 In Part A:       None


                 In Part B:       To be filed by amendment

                 In Part C:       None.

     (b)    Exhibits:

Exhibit
Number
-------
1           Declaration of Trust (1)
2           By-laws. (1)
3           None.
4           None.

5(a)        Form of Proposed Investment Advisory Agreement. (1)
5(b)        Form of Proposed Sub-Advisory Agreement between The Chase Manhattan
            Bank and Chase Asset Management, Inc.(1)
5(c)        Form of Proposed Investment Subadvisory Agreement between The Chase
            Manhattan Bank and Chase Asset Management (London) Limited (1)
6           Form of Proposed Distribution and Sub-Administration Agreement (1)
7(a)        Form of Retirement Plan for Eligible Trustees.(2)
7(b)        Form of Deferred Compensation Plan for Eligible Trustees. (2)
8(a)        Form of Proposed Custodian Agreement. (1)
8(b)        Form of Proposed Sub-Custodian Agreement. (3)
9(a)        Form of Proposed Transfer Agency Agreement. (1)
9(b)        Form of Proposed Administration Agreement. (1)

10          Opinion re: Legality of Securities being Registered. (3)
11          Consent of Price Waterhouse LLP (3)
12          None.
13          Not Applicable
14          None.
15          None.
16          Schedule for Computation for Each Performance Quotation.(3)
17          Financial Data Schedules (3)
18          Not Applicable


--------------------
(1) Filed herewith
(2) Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(3) To be filed by amendment

ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 26.  Number of Holders of Securities

                                                  Number of Record Holders
         Title of Series                          as of September 30, 1996
         ---------------                          ------------------------

VISTA(SM) SELECT INTERMEDIATE TAX FREE INCOME FUND              None
VISTA(SM) SELECT TAX FREE INCOME FUND                           None
VISTA(SM) SELECT NEW YORK TAX FREE INCOME FUND                  None
VISTA(SM) SELECT NEW JERSEY TAX FREE INCOME FUND                None



ITEM 27.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28(a).  Business and Other Connections of Investment Adviser

             The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

             To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.

                                                                                Principal Occupation or Other
                                       Position with                            Employment of a Substantial
Name                                   the Adviser                              Nature During Past Two Years
----                                   -----------                              ----------------------------

Thomas G. Labreque                     President and Chief Operating Officer    Chairman, Chief Executive Officer
                                       and Director                             and a Director of The Chase
                                                                                Manhattan Corporation and a
                                                                                Director of AMAX, Inc.

M. Anthony Burns                       Director                                 Chairman of the Board, President
                                                                                and Chief Executive Officer of
                                                                                Ryder System, Inc.



H. Laurance Fuller                     Director                                 Chairman, President, Chief
                                                                                Executive Officer and Director of
                                                                                Amoco Corporation and Director of
                                                                                Abbott Laboratories

Paul W. MacAvoy                        Director                                 Dean of Yale School of
                                                                                Organization and Management

David T. McLaughlin                    Director                                 President and Chief Executive
                                                                                Officer of The Aspen Institute,
                                                                                Chairman of Standard Fuse
                                                                                Corporation and a Director of each
                                                                                of ARCO Chemical Company and
                                                                                Westinghouse Electric Corporation

Edmund T. Pratt, Jr.                   Director                                 Chairman Emeritus, formerly
                                                                                Chairman and Chief Executive
                                                                                Officer, of Pfizer Inc. and a
                                                                                Director of each of Pfizer, Inc.,
                                                                                Celgene Corp., General Motors
                                                                                Corporation and International Paper
                                                                                Company

Henry B. Schacht                       Director                                 Chairman and Chief Executive
                                                                                Officer of Cummins Engine
                                                                                Company, Inc. and a Director of
                                                                                each of American Telephone and
                                                                                Telegraph Company and CBS Inc.

Donald H. Trautlein                    Director                                 Retired Chairman and Chief
                                                                                Executive Officer of Bethlehem
                                                                                Steel Corporation

James L. Ferguson                      Director                                 Retired Chairman and Chief
                                                                                Executive Officer of General Foods
                                                                                Corporation

William H. Gray III                    Director                                 President and Chief Executive
                                                                                Officer of the United Negro College
                                                                                Fund, Inc

David T. Kearns                        Director                                 Retired Chairman and Chief
                                                                                Executive Officer of the Xerox
                                                                                Corporation

Delano E. Lewis                        Director                                 President and Chief Executive
                                                                                Officer of National Public Radio

John H. McArthur                       Director                                 Dean of the Harvard Graduate
                                                                                School of Business Administration

Frank A. Bennack, Jr.                  Director                                 President and Chief Executive Officer
                                                                                The Hearst Corporation

Michael C. Bergerac                    Director                                 Chairman of the Board and
                                                                                Chief Executive Officer Bergerac & Co., Inc.

Susan V. Berresford                    Director                                 President, The Ford Foundation

Randolph W. Bromery                    Director                                 President, Springfield College; President,
                                                                                Geoscience Engineering Corporation

Charles W. Duncan, Jr.                 Director                                 Private Investor

Melvin R. Goodes                       Director                                 Chairman of the Board and Chief Executive
                                                                                Officer, The Warner-Lambert Company

George V. Grune                        Director                                 Retired Chairman and Chief Executive
                                                                                Officer, The Reader's Digest Association,
                                                                                Inc.; Chairman, The DeWitt Wallace-
                                                                                Reader's Digest Fund; The Lila-Wallace
                                                                                Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director                                 Chairman and Chief Executive Officer,
                                                                                General Corporation

Helen L. Kaplan                        Director                                 Of Counsel, Skadden, Arps, Slate, Meagher
                                                                                & Flom

E. Michael Kruse                       Vice Chairman of the Board

J. Bruce Llewellyn                     Director                                 Chairman of the Board, The Philadelphia
                                                                                Coca-Cola Bottling Company, The Coca-
                                                                                Cola Bottling Company of Wilmington,
                                                                                Inc., Queen City Broadcasting, Inc.

John P. Mascotte                       Director                                 Chairman, The Missouri Corporation of
                                                                                Johnson & Higgins

John F. McGillicuddy                   Director                                 Retired Chairman of the Board and
                                                                                Chief Executive Officer

Edward D. Miller                       Senior Vice Chairman
                                       of the Board

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director                                 Chairman of the Board and Chief
                                                                                Executive Officer, Champion International
                                                                                Corporation

Michael I. Sovern                      Director                                 President, Emeritus and Chancellor Kent,
                                                                                Professor of Law, Columbia University

John R. Stafford                       Director                                 Chairman, President and Chief Executive
                                                                                Officer, American Home Products
                                                                                Corporation

W. Bruce Thomas                        Director                                 Private Investor

Marina v. N. Whitman                   Director                                 Professor of Business Administration and
                                                                                Public Policy, University of Michigan

Richard D. Wood                        Director                                 Retired Chairman of the Board, Eli Lilly
                                                                                and Company

Item 28(b)

Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                  Principal Occupation or Other
                    Position with                 Employment of a Substantial
Name                the Sub-Advisor               Nature During Past Two Years
----                ---------------               ----------------------------

James Zeigon        Chairman and Director           Director of Chase Asset
                                                    Management (London) Limited

Steven Prostano     Executive Vice President        Chief Operating Officer and
                    and Chief Operating Officer     Director of Chase Asset
                                                    Management (London) Limited

Mark Richardson     President and Chief Investment  Chief Investment Officer
                    Officer                         and Director of Chase Asset
                                                    Management (London) Limited

ITEM 29.  Principal Underwriters


          (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for Mutual Fund Group, Mutual Fund Trust and Mutual Fund Select Group.

          (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                            Position and Offices                        Position and Offices
Name and Address                            with Distributor                            with the Registrant
----------------                            --------------------                        --------------------

Lynn J. Mangum                      Chairman                                             None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President                    None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                            None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                                None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                                       None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                            None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                                       None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                                       None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                                  None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                                  None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                         None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                                   None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                                       None
3435 Stelzer Road
Columbus, OH 43219


          (c) Not applicable

ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                               Address
                  ----                               -------
Vista Fund Distributors, Inc.                        101 Park Avenue,
                                                     New York, NY 10178

DST Systems, Inc.                                    210 W. 10th Street,
                                                     Kansas City, MO 64105

The Chase Manhattan Bank                             270 Park Avenue,
                                                     New York, NY 10017

Chase Asset Mangement, Inc.                          1211 Avenue of the
                                                     Americas,
                                                     New York, NY 10036

The Chase Manhattan Bank                             One Chase Square,
                                                     Rochester, NY 14363

ITEM 31.  Management Services

          Not applicable

ITEM 32.  Undertakings

                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                  (3) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the date of commencement of investment operations for each of Vista Select Intermediate Tax Free Income Fund, Vista Select Tax Free Income Fund, Vista Select New York Tax Free Income Fund and Vista Select New Jersey Tax Free Income Fund.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 1st day of October, 1996.

                                                  MUTUAL FUND SELECT GROUP



                                                  By /s/ H. Richard Vartabedian
                                                     --------------------------
                                                     H. Richard Vartabedian
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Fergus Reid, III               Chairman and Trustee       October 1, 1996
------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         President                  October 1, 1996
------------------------------     and Trustee
    H. Richard Vartabedian

/s/ Martin R. Dean                 Treasurer and              October 1, 1996
------------------------------     Principal Financial
    Martin R. Dean                 Officer

Exhibit
Number
--------
1                 Declaration of Trust.

2                 By-Laws.

5(a)              Form of Proposed Investment Advisory Agreement.

5(b) Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc.

6                 Form of Proposed Distribution and Sub-Administration
                  Agreement.

8(a)              Form of Proposed Custodian Agreement.

9(a)              Form of Proposed Transfer Agency Agreement.

9(b)              Form of Proposed Administration Agreement.